                         File Nos. 33-37459 and 811-6200


    As filed with the Securities and Exchange Commission on November 13, 2001


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


Post-Effective Amendment No. 38                                              [X]


and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


Amendment No. 42                                                             [X]



                               SCHWAB INVESTMENTS
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
               (Address of Principal Executive Offices) (zip code)

               Registrant's Telephone Number, including Area Code:
                                 (415) 627-7000

                               Jeremiah H. Chafkin
             101 Montgomery Street, San Francisco, California 94104
                     (Name and Address of Agent for Service)

                          Copies of communications to:


Richard W. Grant Esq.          Martin E. Lybecker, Esq.               Koji Felton, Esq.
Morgan Lewis & Bockius LLP     Ropes & Gray                           Charles Schwab Investment
1701 Market Street             One Franklin Square                    Management, Inc.
Philadelphia, PA 19103         1301 K Street, N.W., Suite 800 East    101 Montgomery Street
                               Washington, D.C.  20005                120K-14-109
                                                                      San Francisco, CA  94104

It is proposed that this filing will become effective (check appropriate box):

         / / Immediately upon filing pursuant to paragraph (b)


         /X/ On November 15, 2001, pursuant to paragraph (b)


         /_/ 60 days after filing pursuant to paragraph (a)(i)

         /_/ On (date), pursuant to paragraph (a)(i)

         /_/ 75 days after filing pursuant to paragraph (a)(ii)


         /_/ On (date), pursuant to paragraph (a)(ii) of Rule 485 if appropriate, check appropriate box:

         /_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment


Part C

SCHWAB

TAX-FREE BOND FUNDS



    PROSPECTUS
    November 15, 2001



    SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

    SCHWAB LONG-TERM TAX-FREE BOND FUND

    SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

    SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

This prospectus does not offer for sale and is not a solicitation of offers to purchase shares of certain funds described herein in those states and jurisdictions where the funds are not registered and/or qualified for sale. In particular, the California state-specific funds are offered for sale and are available only to residents of California, Arizona, the District of Columbia, Florida, South Carolina, New Jersey and the U.S. Virgin Islands.


                                                           [CHARLES SCHWAB LOGO]

SCHWAB
TAX-FREE BOND FUNDS



ABOUT THE FUNDS

 4  Schwab Short/Intermediate Tax-Free Bond Fund
 8  Schwab Long-Term Tax-Free Bond Fund
12  Schwab California Short/Intermediate Tax-Free Bond Fund
16  Schwab California Long-Term Tax-Free Bond Fund
20  Fund Management

INVESTING IN THE FUNDS

22  Buying Shares
23  Selling/Exchanging Shares
24  Transaction Policies
25  Distributions and Taxes

ABOUT THE FUNDS

The Schwab Tax-Free Bond Funds seek to provide HIGH CURRENT INCOME free from federal income tax and, in the case of the California funds, California personal income tax. Each fund has a similar investment goal but uses a DIFFERENT STRATEGY.

Because these funds invest in municipal bonds, their dividends are free from federal income tax. Dividends from the California funds are free from California personal income tax as well. Each fund also seeks to lower risks by investing across different sectors of the INVESTMENT-GRADE municipal bond market.

The funds are designed for LONG-TERM INVESTING. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB                                                             TICKER SYMBOL
SHORT/INTERMEDIATE TAX-FREE BOND FUND
                                                                   SWITX


THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION.


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES -- THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (AAA TO BBB-). The fund normally invests at least 80% of total assets in these securities, and typically far more. Interest income from these securities is free from federal income tax and federal alternative minimum tax. To help preserve investors' capital, the fund seeks to keep the average maturity of its portfolio between two and five years.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of total assets in municipal securities financing similar projects, and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.


During unusual market conditions, the fund may invest in taxable securities as a temporary defensive measure. In this case, the fund would not be pursuing its goal and, as a result, may not achieve its investment objective.


--------------------------------------------------------------------------------
SHORTER MATURITIES

As a bond approaches maturity, its market value typically moves closer to its par value (the amount of the bond's principal value, which a bondholder receives when the bond matures).

Investing in short- and intermediate-term bonds is a common strategy for reducing price volatility and other risks. In exchange for these lower risks, short- and intermediate-term bonds typically (though not always) offer lower yields than longer term bonds.
--------------------------------------------------------------------------------


                     SHORT/INTERMEDIATE TAX-FREE BOND FUND

      Individuals in higher tax brackets who are seeking TAX-FREE INCOME along with the potential for LOWER VOLATILITY may want to consider this fund.


MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's short-to-intermediate maturity is designed to reduce this risk, but will not eliminate it. A fall in interest rates could hurt the fund as well, by lowering its yield. This is because issuers tend to pay off their bonds when interest rates fall, often forcing the fund to reinvest in lower-yielding securities.

STATE AND REGIONAL FACTORS COULD AFFECT THE FUND'S PERFORMANCE. To the extent that the fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-free status, also could affect performance. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default is considered unlikely with investment-grade municipal securities, any default on the part of a portfolio investment could cause the fund's share price or yield to fall. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S PERFORMANCE. To the extent that the manager anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.

IF CERTAIN TYPES OF INVESTMENTS THE FUND BUYS AS TAX EXEMPT ARE LATER RULED TO BE TAXABLE, A PORTION OF THE FUND'S INCOME COULD BE TAXABLE. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

THE FUND IS NOT DESIGNED TO OFFER SUBSTANTIAL CAPITAL APPRECIATION. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments.



                      SHORT/INTERMEDIATE TAX-FREE BOND FUND

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]

94        (1.12)
95         9.28
96         3.54
97         5.17
98         4.78
99         0.51
00         6.68


BEST QUARTER: 3.00% Q1 1995
WORST QUARTER: (2.33)% Q1 1994
YEAR-TO-DATE PERFORMANCE AS OF 9/30/2001: 5.21%


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2000


                                                    SINCE
                               1 YEAR  5 YEARS  INCEPTION
---------------------------------------------------------
Fund                             6.68     4.12       4.30 1
Lehman Brothers Three-
Year Municipal Bond Index        6.23     4.65       4.69 2


1  Inception: 4/21/1993.
2  From 4/21/1993.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES
-----------------------------------------------------------
                                                       None

ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------
Management fees                                        0.30
Distribution (12b-1) fees                              None
Other expenses                                         0.43
                                                      -----
Total annual operating expenses                        0.73

EXPENSE REDUCTION                                     (0.24)
                                                      -----
NET OPERATING EXPENSES*                                0.49
                                                      =====



* Guaranteed by Schwab and the investment adviser through 11/15/2002 (excluding interest, taxes and certain non-routine expenses).



EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------
   $50       $209       $382       $884



      The performance information above shows you how the fund's
      PERFORMANCE compares to its index, which VARIES OVER TIME.


                      SHORT/INTERMEDIATE TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                  9/1/00-     9/1/99-     9/1/98-    9/1/97-    9/1/96-
                                                  8/31/01     8/31/00     8/31/99    8/31/98    8/31/97
-------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period             10.08       10.05       10.26      10.16      10.04
                                                  -----------------------------------------------------
Income from investment operations:
  Net investment income                             0.39        0.41        0.40       0.42       0.41
  Net realized and unrealized gains or losses       0.34        0.03       (0.21)      0.10       0.12
                                                  -----------------------------------------------------
  Total income from investment operations           0.73        0.44        0.19       0.52       0.53
Less distributions:
  Dividends from net investment income             (0.39)      (0.41)      (0.40)     (0.42)     (0.41)
                                                  -----------------------------------------------------
Net asset value at end of period                   10.42       10.08       10.05      10.26      10.16
                                                  =====================================================
Total return (%)                                    7.42        4.50        1.86       5.17       5.40


RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                0.49        0.49 1      0.49       0.49       0.49
Expense reductions reflected in above ratio         0.24        0.25        0.32       0.36       0.47

Ratio of net investment income to
  average net assets                                3.84        4.11        3.87       3.99       4.08
Portfolio turnover rate                               14          11           8         22         20
Net assets, end of period ($ x 1,000,000)            109          76          87         68         54



1  Would have been 0.50% if non-routine expenses (proxy fees) had been included.





                     SHORT/INTERMEDIATE TAX-FREE BOND FUND

SCHWAB                                                             TICKER SYMBOL
LONG-TERM TAX-FREE BOND FUND
                                                                   SWNTX


THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION.


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES -- THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (AAA TO BBB-). The fund normally invests at least 80% of total assets in these securities, and typically far more. Interest income from these securities is free from federal income tax and federal alternative minimum tax. The fund seeks to maintain an average maturity in its portfolio of at least ten years.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of total assets in municipal securities financing similar projects, and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.


During unusual market conditions, the fund may invest in taxable securities as a temporary defensive measure. In this case, the fund would not be pursuing its goal and, as a result, may not achieve its investment objective.



--------------------------------------------------------------------------------
MATURITY AND YIELD

Bond yields typically are higher the longer the bond's maturity. By investing in longer term bonds, the fund seeks to earn higher yields over time than the Schwab Short/Intermediate Tax-Free Bond Fund.

Maintaining a longer average maturity does carry certain risks, and investors should expect this fund's share price to fluctuate more than that of the Schwab Short/Intermediate Tax-Free Bond Fund.
--------------------------------------------------------------------------------


                          LONG-TERM TAX-FREE BOND FUND

      This fund is designed for individuals in higher tax brackets who are interested in HIGH CURRENT TAX-FREE INCOME and can accept a higher degree of risk to their investment.


MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's comparatively long maturity will tend to make it more sensitive to this risk than funds with shorter average maturities.

STATE AND REGIONAL FACTORS COULD AFFECT THE FUND'S PERFORMANCE. To the extent that the fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-free status, also could affect performance. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default is considered unlikely with investment-grade municipal securities, any default on the part of a portfolio investment could cause the fund's share price or yield to fall. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S PERFORMANCE. To the extent that the manager anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.

IF CERTAIN TYPES OF INVESTMENTS THE FUND BUYS AS TAX EXEMPT ARE LATER RULED TO BE TAXABLE, A PORTION OF THE FUND'S INCOME COULD BE TAXABLE. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

THE FUND IS NOT DESIGNED TO OFFER SUBSTANTIAL CAPITAL APPRECIATION. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments.



                          LONG-TERM TAX-FREE BOND FUND

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]

93        13.61
94        (7.04)
95        18.14
96         4.18
97         9.83
98         6.14
99        (7.31)
00        15.61


BEST QUARTER: 8.03% Q1 1995
WORST QUARTER: (5.88)% Q1 1994
YEAR-TO-DATE PERFORMANCE AS OF 9/30/2001: 4.74%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2000


                                                     SINCE
                              1 YEAR   5 YEARS   INCEPTION
----------------------------------------------------------
Fund                           15.61      5.41        6.09 1

Lehman Brothers General
Municipal Bond Index           11.68      5.84        6.44 2


1  Inception: 9/11/1992.
2  From 9/11/1992.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)


SHAREHOLDER FEES
-----------------------------------------------------------
                                                       None
ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------
Management fees                                        0.30
Distribution (12b-1) fees                              None
Other expenses                                         0.44
                                                      -----
Total annual operating expenses                        0.74

EXPENSE REDUCTION                                     (0.25)
                                                      -----
NET OPERATING EXPENSES*                                0.49
                                                      =====



* Guaranteed by Schwab and the investment adviser through 11/15/2002 (excluding interest, taxes and certain non-routine expenses).



EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------
   $50       $211       $387        $895


      The performance information above shows you how the fund's
      PERFORMANCE compares to its index, which VARIES OVER TIME.


                          LONG-TERM TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                      9/1/00-    9/1/99-     9/1/98-    9/1/97-    9/1/96-
                                                      8/31/01    8/31/00     8/31/99    8/31/98    8/31/97
----------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 10.24      10.11       11.01      10.53      10.13
                                                      ----------------------------------------------------
Income from investment operations:
  Net investment income                                 0.50       0.50        0.50       0.53       0.53
  Net realized and unrealized gains or losses           0.63       0.13       (0.85)      0.48       0.40
                                                      ----------------------------------------------------
  Total income or loss from investment operations       1.13       0.63       (0.35)      1.01       0.93
Less distributions:
  Dividends from net investment income (0.50)                     (0.50)      (0.50)     (0.53)     (0.53)
  Distributions from net realized gains                   --         --       (0.05)        --         --
                                                      ----------------------------------------------------
  Total distributions                                  (0.50)     (0.50)      (0.55)     (0.53)     (0.53)
                                                      ----------------------------------------------------
Net asset value at end of period                       10.87      10.24       10.11      11.01      10.53
                                                      ====================================================
Total return (%)                                       11.29       6.59       (3.34)      9.81       9.36

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                    0.49       0.49 1      0.49       0.49       0.49
Expense reductions reflected in above ratio             0.25       0.26        0.32       0.37       0.53
Ratio of net investment income to
  average net assets                                    4.73       5.11        4.59       4.76       5.09
Portfolio turnover rate                                   35         25          35         39         61
Net assets, end of period ($ x 1,000,000)                 88         76          90         70         47




1 Would have been 0.50% if certain non-routine expenses (proxy fees) had been included.




                          LONG-TERM TAX-FREE BOND FUND

SCHWAB                                                             TICKER SYMBOL
CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
                                                                   SWCSX


THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION.


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES -- THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (AAA TO BBB-) -- FROM CALIFORNIA ISSUERS. The fund normally invests at least 80% of total assets in these securities, and typically far more. Interest income from these securities is free from federal and California personal income tax and federal alternative minimum tax. To help preserve investors' capital, the fund seeks to keep the average maturity of its portfolio between two and five years.

The fund may invest in securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of total assets in municipal securities financing similar projects, and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.


During unusual market conditions, the fund may invest in taxable securities as a temporary defensive measure. In this case, the fund would not be pursuing its goal and, as a result, may not achieve its investment objective.



--------------------------------------------------------------------------------
SHORTER MATURITIES

As a bond approaches maturity, its market value typically moves closer to its par value (the amount of the bond's principal, which a bondholder receives when the bond matures).

Investing in short- and intermediate-term bonds is a common strategy for reducing price volatility and other risks. In exchange for these lower risks, short- and intermediate-term bonds typically (though not always) offer lower yields than longer term bonds.
--------------------------------------------------------------------------------


                CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

      California taxpayers who are seeking DOUBLE TAX-FREE INCOME along with the potential for LOWER VOLATILITY may want to consider this fund.


MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's short-to-intermediate maturity is designed to reduce this risk, but will not eliminate it. A fall in interest rates could hurt the fund as well, by lowering its yield. This is because issuers tend to pay off their bonds when interest rates fall, often forcing the fund to reinvest in lower-yielding securities.

THIS FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY THE STATE OF CALIFORNIA AND ITS MUNICIPALITIES. The fund's share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-free status, also could affect performance. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default is considered unlikely with investment-grade municipal securities, any default on the part of a portfolio investment could cause the fund's share price or yield to fall. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S PERFORMANCE.
To the extent that the manager anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.

IF CERTAIN TYPES OF INVESTMENTS THE FUND BUYS AS TAX EXEMPT ARE LATER RULED TO BE TAXABLE, A PORTION OF THE FUND'S INCOME COULD BE TAXABLE. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

THE FUND IS NOT DESIGNED TO OFFER SUBSTANTIAL CAPITAL APPRECIATION. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments.



                CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.


ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]

94        (2.08)
95        10.46
96        3.90
97        5.19
98        4.83
99        0.66
00        7.25


BEST QUARTER: 3.62% Q1 1995
WORST QUARTER: (2.45)% Q1 1994
YEAR-TO-DATE PERFORMANCE AS OF 9/30/2001: 4.99%


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2000


                                                       SINCE
                               1 YEAR    5 YEARS   INCEPTION
------------------------------------------------------------
Fund                             7.25       4.34        4.43 1
Lehman Brothers Three-
Year Municipal Bond Index        6.23       4.65        4.70 2



1  Inception: 4/21/1993.
2  From 4/21/1993.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.


FEE TABLE (%)


SHAREHOLDER FEES
-----------------------------------------------------------
                                                       None

ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------
Management fees                                        0.30
Distribution (12b-1) fees                              None
Other expenses                                         0.37
                                                      -----
Total annual operating expenses                        0.67

EXPENSE REDUCTION                                     (0.18)
                                                      -----
NET OPERATING EXPENSES*                                0.49
                                                      =====



* Guaranteed by Schwab and the investment adviser through 11/15/2002 (excluding interest, taxes and certain non-routine expenses).


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------
   $50       $196       $355        $818



      The performance information above shows you how the fund's
      PERFORMANCE compares to its index, which VARIES OVER TIME.



                CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                   9/1/00-     9/1/99-      9/1/98-     9/1/97-    9/1/96-
                                                   8/31/01     8/31/00      8/31/99     8/31/98    8/31/97
----------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              10.22       10.09        10.26       10.16      10.04
                                                   -------------------------------------------------------
Income from investment operations:
  Net investment income                              0.40        0.39         0.39        0.41       0.43
  Net realized and unrealized gains or losses        0.29        0.13        (0.17)       0.11       0.12
                                                   -------------------------------------------------------
  Total income from investment operations            0.69        0.52         0.22        0.52       0.55
Less distributions:
  Dividends from net investment income              (0.40)      (0.39)       (0.39)      (0.42)     (0.43)
                                                   -------------------------------------------------------
Net asset value at end of period                    10.51       10.22        10.09       10.26      10.16
                                                   =======================================================
Total return (%)                                     6.95        5.32         2.16        5.19       5.54

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                 0.49        0.49 1       0.49        0.49       0.49
Expense reductions reflected in above ratio          0.18        0.21         0.28        0.30       0.40
Ratio of net investment income to
  average net assets                                 3.83        3.91         3.81        4.02       4.21
Portfolio turnover rate                                30          42            7           8         23
Net assets, end of period ($ x 1,000,000)             145         124          126          96         59




1  Would have been 0.50% if non-routine expenses (proxy fees) had been included.







                CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

              SCHWAB                                               TICKER SYMBOL

CALIFORNIA LONG-TERM TAX-FREE BOND FUND                            SWCAX





THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION.

STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES -- THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (AAA TO BBB-) -- FROM CALIFORNIA ISSUERS. The fund normally invests at least 80% of total assets in these securities, and typically far more. Interest income from these securities is free from federal and California personal income tax and federal alternative minimum tax. The fund seeks to maintain an average maturity in its portfolio of at least ten years.

The fund may invest in securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of total assets in municipal securities financing similar projects, and may also invest in municipal notes. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.


During unusual market conditions, the fund may invest in taxable securities as a temporary defensive measure. In this case, the fund would not be pursuing its goal and, as a result, may not achieve its investment objective.



MATURITY AND YIELD

Bond yields typically are higher the longer the bond's maturity. By investing in longer term bonds, the fund seeks to earn higher yields over time than the Schwab California Short/ Intermediate Tax-Free Bond Fund.


Maintaining a longer average maturity does carry certain risks, and investors should expect this fund's share price to fluctuate more than that of the Schwab California Short/Intermediate Tax-Free Bond Fund.


                       CALIFORNIA LONG-TERM TAX-FREE BOND

     This fund is designed for California taxpayers who want DOUBLE TAX-FREE INCOME and can accept higher risk in exchange for potentially higher LONG-TERM RETURNS.

MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's comparatively long average maturity will tend to make it more sensitive to this risk than funds with shorter average maturities.

THIS FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY THE STATE OF CALIFORNIA AND ITS MUNICIPALITIES. The fund's share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-free status, also could affect performance. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default is considered unlikely with investment-grade municipal securities, any default on the part of a portfolio investment could cause the fund's share price or yield to fall. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S PERFORMANCE.
To the extent that the manager anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.

IF CERTAIN TYPES OF INVESTMENTS THE FUND BUYS AS TAX EXEMPT ARE LATER RULED TO BE TAXABLE, A PORTION OF THE FUND'S INCOME COULD BE TAXABLE. Any defensive investments in taxable securities could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

THE FUND IS NOT DESIGNED TO OFFER SUBSTANTIAL CAPITAL APPRECIATION. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments.

                       CALIFORNIA LONG-TERM TAX-FREE BOND

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.

ANNUAL TOTAL RETURNS (%) AS OF 12/31
----------------------------------------------------------
[BAR CHART]

93      12.88
94      (8.75)
95      19.63
96       4.33
97      10.04
98       6.43
99      (6.14)
00      15.22


BEST QUARTER: 8.47% Q1 1995
WORST QUARTER: (6.74)% Q1 1994
YEAR-TO-DATE PERFORMANCE AS OF 9/30/2001: 5.45%


AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/2000


                                                  SINCE
                        1 YEAR     5 YEARS    INCEPTION
-------------------------------------------------------
 Fund                    15.22      5.73           6.89 1
 Lehman Brothers
 General Municipal
 Bond Index              11.68      5.84           6.89 2


1 Inception: 2/24/1992.
2 From 2/24/1992.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE


SHAREHOLDER FEES
----------------------------------------------------------
                                                None
 ANNUAL OPERATING EXPENSES (% of average net assets)
----------------------------------------------------------
 Management fees                                0.30
 Distribution (12b-1) fees                      None
 Other expenses                                 0.35
                                               -----
 Total annual operating expenses                0.65

 EXPENSE REDUCTION                             (0.16)
                                               -----
 NET OPERATING EXPENSES*                        0.49
                                               =====



* Guaranteed by Schwab and the investment adviser through 11/15/2002 (excluding interest, taxes and certain non-routine expenses).


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


1 YEAR      3 YEARS     5 YEARS      10 YEARS
----------------------------------------------------
$50         $192        $346          $795


The performance information above shows you how the fund's PERFORMANCE compares to its index, which VARIES OVER TIME.




                    CALIFORNIA LONG-TERM TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                   9/1/00-     9/1/99-    9/1/98-   9/1/97-   9/1/96-
                                                   8/31/01     8/31/00    8/31/99   8/31/98   8/3197
-------------------------------------------------------------------------------------------------------------------
 PER-SHARE DATA ($)
 Net asset value at beginning of period             11.06       10.82      11.52     11.10     10.63
                                                  -----------------------------------------------------------------
 Income from investment operations:

     Net investment income                           0.55       0.55        0.54      0.54      0.56

     Net realized and unrealized gains
     or losses                                       0.57       0.24       (0.70)     0.43      0.47
                                                  -----------------------------------------------------------------

     Total income or loss from investment
     operations                                      1.12       0.79       (0.16)     0.97      1.03

 Less distributions:

     Dividends from net investment income           (0.55)     (0.55)      (0.54)    (0.55)    (0.56)
                                                  -----------------------------------------------------------------

 Net asset value at end of period                   11.63      11.06       10.82     11.52     11.10
                                                  =================================================================
 Total return (%)                                   10.38       7.67       (1.57)     8.96      9.95

 RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to
  average net assets                                0.49       0.49(1)      0.49      0.49      0.49

 Expense reductions reflected in above ratio        0.16       0.19         0.26      0.27      0.33

 Ratio of net investment income to
  average net assets                                4.86       5.19         4.69      4.79      5.17
 Portfolio turnover rate                              37         36           55        28        35

 Net assets, end of period ($ x 1,000,000)           215        179          202       190       125



------------
1 Would have been 0.50% if certain non-routine expenses (proxy fees) had been included.



                    CALIFORNIA LONG-TERM TAX-FREE BOND FUND

FUND MANAGEMENT
-------------------------------------------------------------------------------


     The funds' INVESTMENT ADVISER, Charles Schwab Investment Management, Inc., has more than $143 billion under management.



THE INVESTMENT ADVISER for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than 6.3 million accounts. (All figures on this page are as of 8/31/2001.)



As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/2001, these fees were 0.06% for the Schwab Short/Intermediate Tax-Free Bond Fund, 0.05% for the Schwab Long-Term Tax-Free Bond Fund, 0.12% for the Schwab California Short/Intermediate Tax-Free Bond Fund and 0.14% for the Schwab California Long-Term Tax-Free Bond Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.



JOANNE LARKIN, a vice president of the investment adviser, has had overall responsibility for the management of each fund since inception. Prior to joining the firm in February 1992, she worked for more than eight years in research and asset management at another firm.


                                FUND MANAGEMENT

INVESTING IN THE FUNDS
-------------------------------------------------------------------------------

As a SchwabFunds(R) Investor You Have a Number of WAYS TO DO BUSINESS With Us.

On the following pages, you will find information on BUYING, SELLING AND EXCHANGING shares using the method that is most CONVENIENT for you. You also will see how to choose a distribution option for your investment. Helpful information on TAXES is included as well.

                             INVESTING IN THE FUNDS

BUYING SHARES

Shares of the funds may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders," which are orders made in accordance with the funds' policies, to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

-------------------------------------------------------------------------------

SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.


STEP 1
-------------------------------------------------------------------------------

CHOOSE A FUND, then decide how much you want to invest.

 MINIMUM INITIAL           MINIMUM ADDITIONAL
 INVESTMENT                INVESTMENTS               MINIMUM BALANCE
-------------------------------------------------------------------------------
 $2,500                    $500                      $1,000
 ($1,000 for custodial     ($100 for Automatic       ($500 for custodial
 accounts)                 Investment Plan)          accounts)

STEP 2
-------------------------------------------------------------------------------

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

 OPTION                   FEATURES
-------------------------------------------------------------------------------
 Reinvestment             All dividends and capital gain distributions are
                          invested automatically in shares of your fund.

 Cash/reinvestment mix    You receive payment for dividends, while any capital
                          gain distributions are invested in shares of your fund.

 Cash You receive payment for all dividends and capital gain distributions.

STEP 3
-------------------------------------------------------------------------------

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab and Co., Inc.

-------------------------------------------------------------------------------
                             INVESTING IN THE FUNDS

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.

When selling or exchanging shares, please be aware of the following policies:

-    A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.


- The funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.


- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(TM) as well as variable NAV funds and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

-------------------------------------------------------------------------------
METHODS FOR PLACING DIRECT ORDERS

PHONE

Call 800-435-4000, day or night
(for TDD service, call 800-345-2550).

INTERNET


www.schwab.com


SCHWABLINK

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.

MAIL

Write to SchwabFunds(R) at:
P.O. Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

IN PERSON

Visit the nearest Charles Schwab branch office.
-------------------------------------------------------------------------------

WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

-    Your name or, for internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

-    When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
-------------------------------------------------------------------------------


                             INVESTING IN THE FUNDS

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day after the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.


Orders to buy, sell or exchange shares that are received in good order prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day. Orders to buy shares that are accepted prior to the close of the fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of the fund on a given day generally will receive that day's dividend.



If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your investment provider. However, some investment providers may arrange with the fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.


In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively affect a fund's operations or orders that appear to be associated with short-term trading activities.

-    To change or waive a fund's investment minimums.


- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.


-    To withdraw or suspend any part of the offering made by this prospectus.

                             INVESTING IN THE FUNDS

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.


AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the 25th of every month (or the next business day, if the 25th is not a business day), except that in December dividends are paid on the last business day of the month. Beginning January 1, 2002, each fund will pay its dividends on the last business day of every month. The funds expect to pay any capital gain distributions every year, typically in December, to all shareholders of record.



THE FUNDS' DISTRIBUTIONS MAY HAVE TAX CONSEQUENCES. Schwab Short/Intermediate Tax-Free Bond Fund's and Schwab Long-Term Tax-Free Bond Fund's dividends typically are free from federal income tax, but are subject to state and local income taxes. A portion of each of these fund's dividends may be free from state or local income taxes, depending on the extent to which a fund invests in bonds that are tax-exempt in your state. Dividends from Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund typically are free from federal and California personal income taxes. Each fund's capital gain distributions, if any, generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. Each fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.


While interest from municipal securities generally is free from federal income tax, some types of securities produce income that is subject to the federal alternative minimum tax (AMT). To the extent that a fund invests in these securities, shareholders who are subject to the AMT may have to pay this tax on some or all dividends received from that fund.


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes an exchange of your shares for shares of another SchwabFund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.


AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year, including a breakdown of the fund's income from each state. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

                             INVESTING IN THE FUNDS

                                     NOTES

                                     NOTES

SCHWAB

TAX-FREE BOND FUNDS



                                   PROSPECTUS




                               November 15, 2001


                                                           [CHARLES SCHWAB LOGO]

TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and portfolio holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.



SEC FILE NUMBER

Schwab Tax-Free Bond Funds               811-6200

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-0102
202-942-8090 (Public Reference Section)
www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS

P.O. Box 7575
San Francisco, CA 94120-7575
800-435-4000
www.schwab.com/schwabfunds



REG14272FLT-03

                       STATEMENT OF ADDITIONAL INFORMATION

                               SCHWAB INVESTMENTS

                  SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
                       SCHWAB LONG-TERM TAX-FREE BOND FUND
             SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
                 SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND



                                NOVEMBER 15, 2001

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated November 15, 2001 (as amended from time to time).


To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, day or night, or write to the funds at P.O. Box 7575, San Francisco, CA 94120-7575. For TDD service call 800-345-2550, day or night. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.


The funds are a series of Schwab Investments (the trust).

The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----


INVESTMENT OBJECTIVES, STRATEGIES,
SECURITIES, RISKS AND LIMITATIONS....................................    2
MANAGEMENT OF THE FUNDS..............................................   14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..................   18
INVESTMENT ADVISORY AND OTHER SERVICES...............................   18
BROKERAGE ALLOCATION AND OTHER PRACTICES.............................   20
DESCRIPTION OF THE TRUST.............................................   21
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS
AND PRICING OF SHARES................................................   22
TAXATION.............................................................   23
CALCULATION OF PERFORMANCE DATA......................................   26
APPENDIX -- RATINGS OF INVESTMENT SECURITIES.........................   29

                 INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES,
                              RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund's investment objective is to seek a high level of current income that is exempt from federal income tax, consistent with preservation of capital. There is no guarantee a fund will achieve its investment objective.

Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund's investment objective is to seek a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital. There is no guarantee a fund will achieve its investment objective.

Each fund's investment objective may be changed by vote of a majority of its shareholders. A majority vote of outstanding securities of a fund means the vote, at an annual or a special meeting of shareholders of a fund where (a) of 67% or more of the voting securities present at the meeting, if the shareholders of more than 50% of the outstanding securities of a fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of a fund, whichever is less.

The following descriptions of investment securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations. Not all investment securities or techniques discussed below are eligible investments for each fund. Each fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

These funds are not suitable for investors who would not benefit from the tax-exempt character of each fund's investments, such as holders of IRAs, qualified retirement plans or other tax-exempt entities.

                              INVESTMENT STRATEGIES

Each fund will normally invest at least 80% of its total assets in municipal securities the interest of which is free from federal income tax including federal alternative minimum tax. This policy may be changed only by shareholders. Each fund may invest more than 25% in municipal securities financing similar projects.

                         INVESTMENT SECURITIES AND RISKS


BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commissions. Each fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing.


Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CALIFORNIA MUNICIPAL SECURITIES. These funds are state-specific municipal funds that invest substantially all of their assets in municipal securities issued by or on behalf of, the State of California, or its counties, municipalities, authorities or other subdivisions.

A fund that invests primarily in securities issued by a single state and its political subdivisions entails a greater level of risk than a fund that is diversified across numerous states and their municipal entities. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and other conditions within the State; and the underlying fiscal condition of the State and its municipalities.

In recent years, the State of California has derived a significant portion of its revenues from personal income and sales taxes. Because the amount collected from these taxes is sensitive to economic conditions, the State's revenues have been volatile. In addition, a number of political developments, voter initiatives, state constitutional amendments and legislative actions in California in recent years have subjected the State government to spending obligations and limitations and have constrained the fiscal condition of local governments by subjecting them to annual appropriation limits, by reducing and limiting the future growth of property taxes, and by limiting the ability of local governments to impose special taxes without two-thirds voter approval.

In response to the fiscal constraints on local governments, the State legislature in the past has provided varying levels of aid to local governments from the State general fund and other sources. Consequently, the budgets of California counties and other local governments have been significantly affected by State budget decisions beyond their control and have been subject to revenue volatility which reflects that of the State. Whether legislation will be enacted in the future to either reduce or increase the redistribution of State revenues to local governments, or to make them less dependent on State budget decisions, cannot be predicted.


From mid-1990 to late 1993, California suffered the worst recession in the State since the 1930s. The recession reduced state revenues while its health and welfare costs were increasing. Consequently, the state had a lengthy period of budget imbalance. During the recession, the State legislature eliminated significant components of its aid to local governments. With the end of the recession, the State's financial condition has improved, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years has been eliminated and no deficit borrowing has occurred at the end of the last five fiscal years. The State has also increased aid to local governments and reduced certain mandates for local services.



However, increasing energy costs, a weakening stock market (particularly in technology sector) and a slowing national economy have raised concerns regarding the continued strength of the California economy. These factors, when coupled with the events of September 11,2001, make it extremely difficult to predict the market's reaction and the overall impact on the California economy.



It is also not possible to predict the future impact of the voter initiatives, State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future, on the long-term ability of the State of California or its municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy.

Certain tax exempt securities in which these funds may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such insurance.

California is subject to seismic risks and it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four county area. The possibility exists that another such earthquake could cause a major dislocation of the California economy.


CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. Based on the characteristics of mortgage-backed securities, the funds have identified mortgage-backed securities issued by private lenders and not guaranteed by U.S. government agencies or instrumentalities as a separate industry for purposes of each fund's concentration policy.


CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

The funds invest in higher-quality investment-grade securities. In the event a debt security held by a fund were downgraded below BBB-, a fund could continue to hold it if the investment adviser believed it would benefit a fund.

See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical ratings organizations (NRSROs).


DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. Each fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, a fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.


DEMAND FEATURES, which may include guarantees, are used to shorten a security's effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature's exercise or otherwise terminate its obligations with respect to such feature, however, the security's effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund's overall average effective maturity.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a non-diversified mutual fund, which means that a fund may invest in the securities of a limited number of issuers. As a result, the performance of a particular investment or small group of investments may affect a fund's performance more than if a fund were diversified.

DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the investment adviser.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For debt obligations with interest payments occurring prior to the payment of principal, duration will usually be less than maturity. In general, all others being equal, the lower the stated or coupon rate of the interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Finally, the duration of the debt obligation may vary over time in response to changes in interest rates and other market factors.

HIGH YIELD SECURITIES are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment-grade bonds. In addition, the high yield market is relatively new and its growth has paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.

Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.

Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium to lower quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored on an on-going basis under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.


INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.


LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to mutual funds. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash-equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) an aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

MATURITY OF INVESTMENTS will generally be determined using the portfolio securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the later of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser and securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund's securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, bankers' acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately. Each fund will invest only in certificates of deposit and bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities and collateralized mortgage obligations. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae), Fannie Mae or the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.

Asset-backed securities ("ABS") have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization.


The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "non-appropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. Further, if there is a non-appropriation but principal and/or interest is paid by a credit enhancer, such principal and/or interest payments may not be tax-exempt. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by municipal issuers. Municipal issuers include states, counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The funds may not be desirable investments for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users because distributions from the funds attributable to interest on such bonds may not be tax exempt. The funds intend to limit investments in these securities to 20% of their total assets. Shareholders should consult their own tax advisors regarding the potential effect on them (if any) of any investments in these funds.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases. Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and most often its taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

In addition to bonds, municipalities issue short-term securities such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality.

The investment adviser relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a fund.

PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund's attempt to exercise the put, a fund may have to treat the security's final maturity as its effective maturity. If that occurs, the security's price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund's overall average effective maturity. Standby commitments are types of puts.

QUALITY OF INVESTMENTS will be in investment grade for at least 80% of each fund's assets. Investment-grade quality securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser pursuant to procedures adopted by the Board of Trustees. Sometimes an investment-grade quality security may be downgraded to a below investment-grade quality rating. If a security no longer has at least one investment quality rating from an NRSRO, the investment adviser would reanalyze the security in light of the downgrade and determine whether a fund should continue to hold the security. Each fund will limit its investments in unrated securities to no more than 20% of its net assets.

REPURCHASE AGREEMENTS involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed to be investments in U.S. government securities.


SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A fund may sell a security short only if the fund owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When a fund makes a short sale, it borrows the security sold short and maintains with the broker-dealer through which it made the short sale collateral, plus any required margin deposits, to secure its obligation to return the borrowed security upon conclusion of the sale. A fund also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.


If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss; conversely, if the price declines, a fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Selling securities short against the box involves selling a security that a fund owns or has the right to acquire, for the delivery at a specified date in the future. If a fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.


STATE-SPECIFIC MUNICIPAL MUTUAL FUNDS are mutual funds that invest primarily in municipal securities issued by or on behalf of one state or one state's counties, municipalities, authorities or other subdivisions.


These funds' securities are subject to the same general risks associated with other municipal funds' securities. In addition, their values will be particularly affected by economic, political, geographic and demographic conditions and developments within the affected state. A fund that invests primarily in securities issued by a single state and its political subdivisions provides a greater level of risk than a fund that is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities. The risks of investing in state specific mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses, so the fund will bear its proportionate share of the expenses of the mutual fund it invests in, in addition to its own expenses.


SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund, and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the Securities and Exchange Commission (SEC). Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.

TAXABLE SECURITIES. Under normal conditions, the funds do not intend to invest in securities in which interest is subject to federal income and/or state and local personal income taxes. However, from time to time, as a defensive measure or under abnormal market conditions, the funds may make temporary investments in securities, the interest on which is subject to federal income and/or state and local personal income taxes.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), the Student Loan Marketing Association (SLMA or Sallie Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields to fluctuate.

VARIABLE- AND FLOATING-RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. Demand features are not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, a fund may exercise its demand rights only at certain times. A fund could also suffer losses in the event that the issuer defaults on its obligation.

                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by vote of a majority of each fund's shareholders.

EACH FUND MAY NOT:

1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Purchase securities of other investment companies, except as permitted by the 1940 Act.

4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.


Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in amounts up to 33 1/3% of its total assets. The 1940 Act presently excludes temporary borrowings not in excess of 5% of a fund's total assets from this limitation on borrowings.



Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The funds' non-fundamental investment policy on lending is set forth below.



Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.



Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.


The following investment policies and restrictions are non-fundamental and may be changed by the trust's Board of Trustees.

EACH FUND MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3) Purchase securities the income of which is subject to federal alternative minimum tax if, by reason of such purchase, the total income earned by such securities would exceed 20% of all income earned by a fund.

4) Each fund will normally invest at least 65% of its total assets in securities deemed by the investment adviser to be bonds.


5) Borrow money except that each fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7)       Invest more than 15% of its net assets in illiquid securities.

8) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry, or group of industries (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction.

9) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.


Except with respect to the non-fundamental limitations on illiquid securities and borrowing, any subsequent change in net assets or other circumstances will not be considered when determining whether an investment complies with the fund's investment policies and limitations.


                             MANAGEMENT OF THE FUNDS

The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. (Schwab) and Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), are as follows:


                                        POSITION(S) WITH          PRINCIPAL OCCUPATIONS &
NAME/DATE OF BIRTH                      THE TRUST                 AFFILIATIONS
----------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB*                      Chairman, Chief           Chairman and Co-Chief Executive Officer,
July 29, 1937                           Executive Officer and     Director, The Charles Schwab Corporation; Chief
                                        Trustee                   Executive Officer, Director, Schwab Holdings,
                                                                  Inc.; Chairman, Director, Charles Schwab & Co.,
                                                                  Inc., Charles Schwab Investment Management,
                                                                  Inc.; Chairman, Schwab Retirement Plan Services,
                                                                  Inc.; Director, U.S. Trust Corporation, United
                                                                  States Trust Company of New York; Director until
                                                                  July 2001, The Charles Schwab Trust Company;
                                                                  Chairman and Director until January 1999, Mayer
                                                                  & Schweitzer, Inc. (a securities brokerage
                                                                  subsidiary of The Charles Schwab Corporation);
                                                                  Director, The Gap, Inc. (a clothing retailer),
                                                                  Audiobase, Inc. (full-service audio solutions
                                                                  for the internet), Vodaphone AirTouch PLC (a
                                                                  telecommunications company), Siebel Systems (a
                                                                  software company) and Xign, Inc. (a developer of
                                                                  electronic payment systems).


---------------
* This trustee is an "interested person" of the trust.

JOHN P. COGHLAN*                        President and Trustee     Vice Chairman and Executive Vice President, The
May 6, 1951                                                       Charles Schwab Corporation; Vice Chairman and
                                                                  Enterprise President, Retirement Plan Services
                                                                  and Services for Investment Managers, Charles
                                                                  Schwab & Co., Inc.; Chief Executive Officer and
                                                                  Director, Charles Schwab Investment Management,
                                                                  Inc.; President, Chief Executive Officer and
                                                                  Director, The Charles Schwab Trust Company;
                                                                  President and Director, TrustMark, Inc.;
                                                                  Director, Charles Schwab Asset Management
                                                                  (Ireland) Ltd., Charles Schwab Worldwide Funds
                                                                  PLC, Performance Technologies, Inc., Schwab
                                                                  Retirement Plan Services, Inc.

DONALD F. DORWARD                       Trustee                   Chief Executive Officer, Dorward & Associates
September 23, 1931                                                (corporate management, marketing and
                                                                  communications consulting firm).  From 1996 to
                                                                  1999, Executive Vice President and Managing
                                                                  Director, Grey Advertising.  From 1990 to 1996,
                                                                  Mr. Dorward was President and Chief Executive
                                                                  Officer, Dorward & Associates (advertising and
                                                                  marketing/consulting firm).

ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                                      Semloh Financial, Inc. (international financial
                                                                  services and investment advisory firm).

DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens & Company
June 28, 1938                                                     (investments). Prior to 1996, Chairman and Chief
                                                                  Executive Officer of North American Trust (real
                                                                  estate investment trust).

MICHAEL W. WILSEY                       Trustee                   Chairman and Chief Executive Officer, Wilsey
August 18, 1943                                                   Bennett, Inc. (truck and air transportation,
                                                                  real estate investment and management, and
                                                                  investments).

MARIANN BYERWALTER                      Trustee                   Vice President for Business Affairs and Chief
August 13, 1960                                                   Financial Officer, Stanford University (higher


---------------
* This trustee is an "interested person" of the trust.

                                                                  education).  Prior to February 1996, Ms.
                                                                  Byerwalter was Chief Financial Officer of Eureka
                                                                  Bank (savings and loans) and Chief Financial
                                                                  Officer and Chief Operating Officer of America
                                                                  First Eureka Holdings, Inc. (holding company).
                                                                  Ms. Byerwalter also is on the Board of Directors
                                                                  of America First Companies, Omaha, NE (venture
                                                                  capital/fund management) and Redwood Trust, Inc.
                                                                  (mortgage finance), and is Director of Stanford
                                                                  Hospitals and Clinics, SRI International
                                                                  (research) and LookSmart, Ltd. (an Internet
                                                                  infrastructure company).

WILLIAM A. HASLER                       Trustee                   Co-Chief Executive Officer, Aphton Corporation
November 22, 1941                                                 (bio-pharmaceuticals).  Prior to August 1998,
                                                                  Mr. Hasler was Dean of the Haas School of
                                                                  Business at the University of California,
                                                                  Berkeley (higher education).  Mr. Hasler also is
                                                                  on the Board of Directors of Solectron
                                                                  Corporation (manufacturing), Tenera, Inc.
                                                                  (services and software), Airlease Ltd. (aircraft
                                                                  leasing) and Mission West Properties (commercial
                                                                  real estate).

GERALD B. SMITH                         Trustee                   Chairman and Chief Executive Officer and founder
September 28, 1950                                                of Smith Graham & Co. (investment advisors).
                                                                  Mr. Smith is also on the Board of Directors of
                                                                  Pennzoil-Quaker State Company (oil and gas) and
                                                                  Rorento N.V. (investments -- Netherlands), and is
                                                                  a member of the audit committee of Northern
                                                                  Border Partners, L.P., a subsidiary of Enron
                                                                  Corp. (energy).

JEREMIAH H. CHAFKIN*                    Executive Vice            Executive Vice President, Asset Management
May 9, 1959                             President, Chief          Products and Services, Charles Schwab & Co.,
                                        Operating Officer and     Inc.; President and Chief Operating Officer,
                                        Trustee                   Charles Schwab Investment Management, Inc.;
                                                                  Director, Charles Schwab Asset Management
                                                                  (Ireland) Ltd.  Prior to September 1999, Mr.
                                                                  Chafkin was Senior Managing Director, Bankers
                                                                  Trust Company.

TAI-CHIN TUNG                           Treasurer and Principal   Senior Vice President and Chief Financial
March 7, 1951                           Financial Officer         Officer, Charles Schwab Investment Management,
                                                                  Inc.; Vice President, The Charles Schwab Trust
                                                                  Company.  From 1994 to 1996, Ms. Tung was
                                                                  Controller for Robertson Stephens Investment
                                                                  Management, Inc.

STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                           and Chief Investment      Officer, Charles Schwab Investment Management,
                                        Officer                   Inc.; Chief Investment Officer, The Charles
                                                                  Schwab Trust Company.

KOJI E. FELTON                          Secretary                 Senior Vice President, Chief Counsel and
March 13, 1961                                                    Assistant Corporate Secretary, Charles Schwab
                                                                  Investment Management, Inc.  Prior to June 1998,
                                                                  Mr. Felton was a Branch Chief in Enforcement at
                                                                  the U.S. Securities and Exchange Commission in
                                                                  San Francisco.


---------------
* This trustee is an "interested person" of the trust.

Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

Each fund is overseen by a Board of Trustees. The Board of Trustees meets regularly to review a fund's activities, contractual arrangements and performance. The Board of Trustees is responsible for protecting the interests of a fund's shareholders. The following table provides information as of the fiscal year ended August 31, 2001, concerning compensation of the trustees. Unless otherwise stated, information is for the fund complex, which included 44 funds as of August 31, 2001.


                                                        ($)                                      Pension or               ($)
                                       Aggregate Compensation from each Fund                     Retirement              Total
     Name of Trustee                                                                              Benefits            Compensation
                                                                                                 Accrued as             from Fund
                                                                                                  Part of                Complex
                                                                                                    Fund
                                                                                                  Expenses

                           Short/Inter-
                           mediate                          California
                           Tax-Free        Long-Term        Short/Inter-         California
                           Bond Fund       Tax-Free         mediate              Long-Term
                                           Bond Fund        Tax-Free             Tax-Free
                                                            Bond Fund            Bond Fund
----------------------------------------------------------------------------------------------------------------------------------
Charles R. Schwab                0               0               0                   0                N/A                   0
Steven L. Scheid 1               0               0               0                   0                N/A                   0
John P. Coghlan 2                0               0               0                   0                N/A                   0
Jeremiah H. Chafkin              0               0               0                   0                N/A                   0
Mariann Byerwalter             $1,274          $1,269          $1,324             $1,380              N/A               $146,100
Donald F. Dorward              $1,274          $1,269          $1,324             $1,380              N/A               $146,100
William A. Hasler              $1,274          $1,269          $1,324             $1,380              N/A               $146,100
Robert G. Holmes               $1,274          $1,269          $1,324             $1,380              N/A               $146,100
Gerald B. Smith                $1,274          $1,269          $1,324             $1,380              N/A               $146,100
Donald R. Stephens             $1,274          $1,269          $1,324             $1,380              N/A               $146,100
Michael W. Wilsey              $1,276          $1,271          $1,327             $1,383              N/A               $146,196


1   Resigned from the Board effective November 21, 2000.
2   Appointed to the Board on November 21, 2000.

                           DEFERRED COMPENSATION PLAN


Trustees who are not "interested persons" of the trust ("independent trustees") may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of October 23, 2001, the officers and trustees of Schwab Short/Intermediate Tax-Free Bond Fund, Schwab Long-Term Tax-Free Bond Fund, Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund as a group owned of record or beneficially less than 1% of the outstanding voting securities of the funds.



As of October 23, 2001, no person or entity owned, of record or beneficially, more than 5% of the shares of any Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as each fund's investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreements) between it and the trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to each fund, the investment adviser is entitled to receive a graduated annual fee payable monthly based on each fund's average daily net assets as described below.

First $500 million -- 0.30%
More than $500 million -- 0.22%

Prior to November 15, 1999 for its advisory and administrative services for each fund, the investment adviser was entitled to receive an annual fee, payable monthly from each fund of 0.41% of each fund's average daily net assets.


For the fiscal years ended August 31, 1999, 2000 and 2001, the investment advisory fees incurred by the Schwab Short/Intermediate Tax-Free Bond Fund were $69,000 (fees were reduced by $257,000), $55,000 (fees were reduced by $209,000), and $56,000 (fees were reduced by $209,000), respectively.



For the fiscal years ended August 31, 1999, 2000 and 2001, the investment advisory fees incurred by the Schwab Long-Term Tax-Free Bond Fund were $80,000 (fees were reduced by $286,000), $47,000 (fees were reduced by $208,000), and $42,000 (fees were reduced by $200,000), respectively.

For the fiscal years ended August 31, 1999, 2000 and 2001 the investment advisory fees incurred by the Schwab California Short/Intermediate Tax-Free Bond Fund were $149,000 (fees were reduced by $318,000), $128,000 (fees were reduced by $253,000), and $168,000 (fees were reduced by $239,000), respectively.



For the fiscal years ended August 31, 1999, 2000 and 2001 the investment advisory fees incurred by the Schwab California Long-Term Tax-Free Bond Fund were $307,000 (fees were reduced by $533,000), $232,000 (fees were reduced by $336,000), and $264,000 (fees were reduced by $312,000), respectively.


The investment adviser and Schwab have contractually guaranteed that, through at least November 15, 2002 that total operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 0.49% of each fund's average net assets.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of a fund and is the trust's agent for the purpose of the continuous offering of a fund's shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing a fund's prospectuses, financial reports and other informational literature about a fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under the contract with a fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of a fund's average daily net assets. For the services performed as shareholder services agent under its contract with a fund, Schwab is entitled to receive an annual fee, payable monthly from the funds, in the amount of 0.20% of the average daily net assets of each fund.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, 8800 Tinicum Blvd. Third Floor Suite 200, Philadelphia, PA 19153, serves as custodian for the funds and PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as fund accountant.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The accountant maintains the books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANT


The funds' independent accountant, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the trust and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ending August 31, 2001, will be included in the fund's annual report that is supplied with the SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, a fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities a fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.


The portfolio turnover rates for the Schwab Short/Intermediate Tax-Free Bond Fund for the fiscal years ended August 31, 2000 and 2001 were 11% and 14%, respectively. The portfolio turnover rates for the Schwab Long-Term Tax-Free Bond Fund for the fiscal years ended August 31, 2000 and 2001 were 25% and 35%, respectively.



The portfolio turnover rates for the Schwab California Short/Intermediate Tax-Free Bond Fund for the fiscal years ended August 31, 2000 and 2001 were 42% and 30%, respectively. The portfolio turnover rates for the Schwab California Long-Term Tax-Free Bond Fund for the fiscal years ended August 31, 2000 and 2001 were 36% and 37%, respectively.


                             PORTFOLIO TRANSACTIONS

The funds paid no brokerage commissions in the last three fiscal years.

In effecting securities transactions for a fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the Board of Trustees, the investment adviser will select brokers and dealers for a fund on the basis of a number of factors, including, for example, price paid for securities, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its clients.

The funds expect that purchases and sales of portfolio securities will usually be principal transactions. Securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The investment decisions for a fund are reached independently from those for other accounts managed by the investment adviser. Such other accounts also may make investments in instruments or securities at the same time as a fund. When two or more accounts managed by the investment adviser have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases, this procedure may affect the size or price of the position obtainable for a fund. However, it is the opinion of the Board of Trustees that the benefits conferred by the investment adviser outweigh any disadvantages that may arise from exposure to simultaneous transactions.

In an attempt to obtain best execution for a fund, the investment adviser may place orders directly with market makers or with third market brokers such as Instinet, which is a computer subscriber service, or brokers on an agency basis. Placing orders with third market brokers may enable a fund to trade directly with other institutional holders on a net basis. At times, this may allow a fund to trade larger blocks than would be possible trading through a single market maker.

                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Investments. Schwab Investments was organized under Massachusetts law on October 26, 1990.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by a fund or share class. Each fund's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.


Each fund may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.


The bylaws of the trust provides that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

            PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS AND
                                PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS


The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2002:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent prior to the close of the NYSE's trading session will be executed that day at the funds' (or classes') share price calculated that day. On any day that the NYSE closes early the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.


As long as a fund or Schwab follow reasonable procedures to confirm that your telephone or Internet order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.


Each fund's share price and principal value change, and when you sell your shares they may be worth less than what you paid for them.


                         EXCHANGING SHARES OF THE FUNDS


Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(TM) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your account agreement or by direct order as long as you meet the minimums for direct investments.


                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES


Each business day, each share class of a fund calculates its share price, or NAV, after the close of the NYSE. This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.



The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.





                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, a fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax, at regular corporate rates, on its net income, including any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, options and certain other investment activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS


The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of a fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.


Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Distributions of net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.


Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

If, at the close of each quarter of its taxable year, at least 50% of the value of a fund's assets consist of obligations the interest on which is excludable from gross income, a fund may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by a fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes.

Exempt-interest dividends may nevertheless be subject to the federal alternative minimum tax (AMT) imposed by Section 55 of the Code and are also taken into account when determining the taxable portion of social security or railroad retirement benefits. The AMT is imposed at rates of 26% and 28%, in the case of non-corporate taxpayers, and at the rate of 20%, in the case of corporate taxpayers, to the extent it exceeds the taxpayer's federal income tax liability. The AMT may be imposed in the following two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally be an item of tax preference (and, therefore, potentially subject to AMT) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporations' alternative minimum taxable income for purposes of determining the AMT.

The funds may realize capital gains or taxable income from the sale of municipal bonds and may make taxable distributions. For federal tax purposes, each fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to the shareholder as long-term capital gain, no matter how long the shareholder has held shares in a fund.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest that may have an effect on the ability of a fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the funds is not deductible for federal income tax purposes. Furthermore, these funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.

                          CALIFORNIA TAX CONSIDERATIONS

Both the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax Free Bond Fund intend to qualify to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). A fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of a fund's taxable year, at least 50% of the value of a fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations") and (2) a fund continues to qualify as a regulated investment company.

If a fund qualifies to pay California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if they meet certain requirements. A fund will notify its shareholders of the amount of exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in a fund may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of a fund's earnings and profits.

Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes if a fund distributes California exempt-interest dividends.

If a fund qualifies to pay dividends to shareholders that are California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if (1) they are designated as exempt-interest dividends by a fund in a written notice to shareholders mailed within 60 days of the close of a fund's taxable year and (2) to the extent the interest received by a fund during the year on California Tax-Exempt Obligations exceeds expenses of a fund that would be disallowed under California personal income tax law as allocable to tax-exempt interest if a fund were an individual. If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

                            Standardized Total Return


                                Average Annual Total          Average Annual Total       Average Annual Total
                                Return for 1 year             Return for 5 years         Return from
                                ended                         ended                      commencement of
                                2001 August 31, 2001          August 31, 2001            operations* to
                                                                                         August 31, 2001

           Fund

Schwab                                 7.42%                      4.86%                      4.55%
Short/Intermediate
Tax-Free Bond Fund

Schwab Long-Term                      11.29%                      6.60%                      6.28%
Tax-Free Bond Fund

Schwab California                      6.95%                      5.02%                      4.69%
Short/Intermediate
Tax-Free Bond Fund

Schwab California                     10.38%                      6.98%                      7.08%
Long-Term Tax-Free Bond
Fund


* April 21, 1993 for the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab California Short/Intermediate Tax-Free Bond Fund; September 11, 1992 for the Schwab Long-Term Tax-Free Bond Fund; and February 24, 1992 for the Schwab California Long-Term Tax-Free Bond Fund.

                     Nonstandardized Cumulative Total Return


                         Fund                                           Cumulative Total Return as of
                                                                        August 31, 2001*

Schwab Short/Intermediate Tax-Free Bond Fund                                   45.10%

Schwab Long-Term Tax-Free Bond Fund                                            72.79%

Schwab California Short/Intermediate Tax-Free Bond                             46.70%
Fund

Schwab California Long-Term Tax-Free Bond Fund                                 91.87%


* April 21, 1993 for the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab California Short/Intermediate Tax-Free Bond Fund; September 11, 1992 for the Schwab Long-Term Tax-Free Bond Fund; and February 24, 1992 for the Schwab California Long-Term Tax-Free Bond Fund.

Each fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the end of the fiscal year.


                                  30-Day Yield


                      Fund                                   30-day period ended August 31, 2001

Schwab Short/Intermediate Tax-Free Bond                                        3.12%
Fund

Schwab Long-Term Tax-Free Bond                                                 4.46%
Fund

Schwab California Short/Intermediate Tax-Free Bond                             2.95%
Fund

Schwab California Long-Term Tax-Free Bond                                      4.73%
Fund

A 30-day yield is calculated by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:



       a-b
       ----
YIELD=2[(cd+1) to the power of 6)-1]



Where:



a = dividends and interest earned during the period.


b = expenses accrued for the period (net of reimbursements).



c = the average daily number of shares outstanding during the period that were entitled to receive dividends.



d = the maximum offering price per share on the last day of the period.


                           30-Day Tax-Equivalent Yield


                       Fund                                   30-day period ended August 31, 2001
Schwab Short/Intermediate Tax-Free Bond Fund                                   5.12%

Schwab Long-Term Tax-Free Bond Fund                                            7.32%

Schwab California Short/Intermediate Tax-Free                                  5.34%
Bond Fund

Schwab California Long-Term Tax-Free Bond                                      8.56%
Fund


The tax equivalent yield of the funds is calculated by dividing that portion of the applicable fund's yield (computed as described above) that is tax-exempt by an amount equal to 1 minus the applicable effective tax rate, and adding the result to that portion, if any, of the yield of a fund that is not tax-exempt. For the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund, the maximum federal marginal rate of 39.1% is normally used. For the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund, a maximum combined federal and State of California marginal rate of 44.76% is normally used.

Tax equivalent effective yields are computed in the same manner as tax equivalent yields, except that effective yield is substituted for yield in the calculation.

The performance of a fund may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. A fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause a fund's performance to be higher or lower than that of an index.

                   APPENDIX -- RATINGS OF INVESTMENT SECURITIES

From time to time, a fund may report the percentage of its assets that fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                                   FITCH, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

         Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

         An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                   FITCH, INC.

         Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

         Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

         A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

         F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F-1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

SCHWAB

BOND INDEX FUNDS

        PROSPECTUS
        November 15, 2001



        SCHWAB SHORT-TERM BOND MARKET INDEX FUND


        SCHWAB TOTAL BOND MARKET INDEX FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                           [CHARLES SCHWAB LOGO]

SCHWAB
BOND INDEX FUNDS


ABOUT THE FUNDS

 4   Schwab Short-Term Bond Market Index Fund
 8   Schwab Total Bond Market Index Fund
12   Fund Management

INVESTING IN THE FUNDS

14   Buying Shares
15   Selling/Exchanging Shares
16   Transaction Policies
17   Distributions and Taxes

ABOUT THE FUNDS

The funds in this prospectus share the same basic INVESTMENT STRATEGY: They are designed to track the price and yield performance of a bond index. Each fund tracks a different index.

This strategy distinguishes an index fund from an "actively managed" fund. Instead of choosing investments based on judgments about future market or interest rate movements, a portfolio manager LOOKS TO AN INDEX to determine which securities the fund should own.

By investing in bonds, the funds seek to provide CURRENT INCOME to shareholders. Each fund also seeks to lower risk by DIVERSIFYING BROADLY across the various sectors of the bond market represented in its index.

The funds are designed for LONG-TERM INVESTING. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB                                                             TICKER SYMBOL
SHORT-TERM BOND MARKET INDEX FUND
                                                                   SWBDX


THE FUND SEEKS CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS MUTUAL FUND SHORT (1 - 5 YEAR) U.S. GOVERNMENT/CREDIT INDEX.


INDEX

The Lehman Brothers Mutual Fund Short (1 - 5 Year) U.S. Government/Credit Index includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Investment-grade securities are rated in the four highest credit rating categories (AAA to BBB-). Bonds are represented in the index in proportion to their market value.



STRATEGY

To pursue its goal, the fund primarily invests in bonds that are included in the index. The fund normally invests at least 65% of total assets in these securities, and typically far more. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund.

Because it would be impractical to invest in every bond in the index, the fund uses quantitative techniques to assemble a portfolio whose performance is expected to track that of the index. The fund seeks to remain close to the index in its dollar-weighted average duration by investing primarily in bonds that are included in the index.

Like many index funds, the fund may enter into swap agreements, in which the payment or investment performance of one security or asset is exchanged for another. The fund may also invest in convertible, preferred, variable and floating rate securities, collateralized mortgage obligations and futures contracts, and may lend securities. The fund would use these securities and techniques in seeking to enhance total return and minimize the gap between its performance and that of the index. However, because of fund expenses, the fund's performance normally is somewhat below that of the index.

--------------------------------------------------------------------------------
SHORT-TERM BONDS

As a bond approaches maturity, its market value typically approaches its par value (the amount a bondholder receives when the bond matures). Because of this, short-term bond prices typically do not react as strongly to interest rate changes.

In exchange for this lower volatility, short-term bonds typically (though not always) offer lower yields than longer term bonds.

The index focuses on three bond market sectors, in this proportion:


BOND TYPE
----------------------------------------------------
U.S. government                                60.9%

U.S. corporate                                 29.4%

Dollar-denominated foreign issues               9.7%



The index has approximately 2,039 bonds and a dollar-weighted average maturity of 2.9 years. (All figures as of 8/31/2001).


--------------------------------------------------------------------------------


                        SHORT-TERM BOND MARKET INDEX FUND

     Investors who are seeking a DIVERSIFIED source of current income and want potentially LOWER VOLATILITY and lower returns, compared to a long-term fund, may want to consider this fund.

MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE SHORT-TERM BOND MARKET, AS MEASURED BY THE INDEX. The fund is designed to follow the index during upturns as well as downturns. Because of its indexing strategy, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's short average maturity is designed to reduce this risk, but will not eliminate it. A fall in interest rates could hurt the fund as well, by lowering its yield. This is because issuers tend to pay off their bonds when interest rates fall, often forcing the fund to reinvest in lower-yielding securities.

DIFFERENT TYPES OF BONDS CARRY DIFFERENT TYPES OF RISKS. To the extent that the fund is exposed to a given sector of the bond market, it takes on the risks of that sector. Prices of foreign bonds may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. Although the risk of default is considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

--------------------------------------------------------------------------------
OTHER MAIN RISK FACTORS

Although the fund's main risks are those associated with its bond investments, its other investment strategies also involve risks.

For example, the fund's use of quantitative techniques may increase the gap between the performance of the fund and that of the index.

Futures contracts, which the fund uses to gain exposure to bonds for its cash balances or to enhance total return, also could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. The fund's loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.

The fund also could lose money if a swap agreement doesn't perform as expected or if the counterparty to a swap agreement fails to honor the agreement.

Additionally, the fund may have a relatively high portfolio turnover rate, which could increase transaction costs and the likelihood of capital gain distributions.
--------------------------------------------------------------------------------

                        SHORT-TERM BOND MARKET INDEX FUND

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.

The fund adopted its current goal and strategies on 11/1/1997; performance before that time may have been different had its current goal and strategy been in place.


ANNUAL TOTAL RETURNS (%) AS OF 12/31

[BAR CHART]

1992            6.08
1993            7.84
1994           (2.82)
1995           10.90
1996            4.00
1997            6.88
1998            6.96
1999            1.54
2000            9.12




BEST QUARTER: 4.32% Q3 1992


WORST QUARTER: (2.09)% Q1 1994


YEAR-TO-DATE PERFORMANCE AS OF 9/30/2001: 8.03%



AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/2000


                                                         SINCE
                                    1 YEAR   5 YEARS   INCEPTION
----------------------------------------------------------------
Fund                                  9.12     5.67      5.88 1
Lehman Brothers Mutual
Fund Short (1 - 5 Year) U.S.
Government/Credit Index               8.91     6.06      6.44 2


1 Inception: 11/5/1991.

2 From 11/5/1991.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.


FEE TABLE (%)


SHAREHOLDER FEES
--------------------------------------------------------------------
                                                                None
 ANNUAL OPERATING EXPENSES (% of average net assets)
 Management fees                                                0.30
 Distribution (12b-1) fees                                      None
 Other expenses                                                 0.36
                                                                ----
 Total annual operating expenses                                0.66

 EXPENSE REDUCTION                                             (0.31)
                                                                ----
 NET OPERATING EXPENSES*                                        0.35
                                                                ====



* Guaranteed by Schwab and the investment adviser through 11/15/2002 (excluding interest, taxes and certain non-routine expenses).


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


1 YEAR    3 YEARS   5 YEARS    10 YEARS
---------------------------------------

 $36        $180      $337       $793


     The performance information above shows you how the fund's PERFORMANCE compares to its index, which VARIES OVER time.


                       SHORT-TERM BOND MARKET INDEX FUND

 FINANCIAL HIGHLIGHTS


 This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                    9/1/00 -   9/1/99 -     9/1/98 -    9/1/97 -    9/1/96 -
                                                    8/31/01    8/31/00      8/31/99     8/31/98     8/31/97
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               9.65        9.66         9.90        9.74        9.67
                                                    --------------------------------------------------------
Income from investment operations:
  Net investment income                              0.59        0.57         0.50        0.56        0.59
  Net realized and unrealized gains or losses        0.43       (0.01)       (0.24)       0.17        0.07
                                                    --------------------------------------------------------
  Total income from investment operations            1.02        0.56         0.26        0.73        0.66
Less distributions:
  Dividends from net investment income              (0.59)      (0.57)       (0.50)      (0.57)      (0.59)
                                                    --------------------------------------------------------
Net asset value at end of period                    10.08        9.65         9.66        9.90        9.74
                                                    ========================================================
Total return (%)                                    10.84        5.97         2.66        7.64        6.96

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                  0.35        0.35 1       0.35        0.46        0.49
Expense reductions reflected in above ratio          0.31        0.32         0.42        0.39        0.33
Ratio of net investment income to
 average net assets                                  5.90        5.91         5.11        5.58        6.02
Portfolio turnover rate                               248         129          195         128          71
Net assets, end of period ($ x 1,000,000)             369         219          218         157         127



1 Would have been 0.36% if certain non-routine expenses (proxy fees) had been included.



                       SHORT-TERM BOND MARKET INDEX FUND

SCHWAB                                                             TICKER SYMBOL
TOTAL BOND MARKET
INDEX FUND                                                         SWLBX


THE FUND SEEKS CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX.

INDEX

THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX INCLUDES INVESTMENT-GRADE GOVERNMENT, CORPORATE, MORTGAGE-, COMMERCIAL MORTGAGE- AND ASSET-BACKED BONDS that are denominated in U.S. dollars and have maturities longer than one year. Investment-grade securities are rated in the four highest rating categories (AAA to BBB-). Bonds are represented in the index in proportion to their market value.


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN BONDS THAT ARE INCLUDED IN THE INDEX. The fund normally invests at least 65% of total assets in these securities. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund.

Because it would be impractical to invest in every bond in the index, the fund uses quantitative techniques to assemble a portfolio whose performance is expected to track that of the index. The fund seeks to remain close to the index in its dollar-weighted average duration by investing primarily in bonds that are included in the index.

Like many index funds, the fund may enter into swap agreements, in which the payments or investment performance of one security or asset is exchanged for another. The fund also may invest in mortgage dollar rolls, which involve the fund selling mortgage-backed securities and simultaneously agreeing to later repurchase nearly identical securities at a stated price. In addition, the fund may invest in convertible, preferred, variable and floating rate securities, collateralized mortgage obligations and futures contracts, and may lend securities. The fund would use these securities and techniques in seeking to enhance total return and minimize the gap between its performance and that of the index. However, because of fund expenses, the fund's performance normally is somewhat below that index.

--------------------------------------------------------------------------------
THE BOND MARKET


The fund's index focuses on six main sectors of the bond market, in this proportion:



BOND TYPE
------------------------------------------------
U.S. government                            34.4%

Mortgage-backed                            35.3%

U.S. corporate                             20.0%

Dollar-denominated foreign issues           6.5%

Asset-backed                                1.7%

Commercial mortgage-backed                  2.1%



The index has approximately 6,665 bonds and a dollar-weighted average maturity of 8.2 years. (All figures as of 8/31/2001).


By investing in longer term bonds, the fund seeks to earn higher yields over time than the Schwab Short-Term Bond Market Index Fund, although with more share price volatility than that fund.
--------------------------------------------------------------------------------


                          TOTAL BOND MARKET INDEX FUND

     This fund is designed for investors seeking to fill the fixed income component to their ASSET ALLOCATION plan, and who can accept higher risk in exchange for potentially higher LONG-TERM RETURNS compared to a short-term fund.


MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE BOND MARKET, AS MEASURED BY THE INDEX. The fund is designed to follow the index during upturns as well as downturns. Because of its indexing strategy, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The longer the fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be. When interest rates fall, issuers tend to pay off their bonds, which may force the fund to reinvest in lower-yielding securities.

DIFFERENT TYPES OF BONDS CARRY DIFFERENT TYPES OF RISKS. To the extent that the fund is exposed to a given sector of the bond market, it takes on the risks of that sector. With certain mortgage- and asset-backed bonds, a primary risk is the possibility that the bonds may be paid off earlier or later than expected. Either situation could hurt the fund's yield or share price. Prices of foreign bonds may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. Although the risk of default is considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.

--------------------------------------------------------------------------------
OTHER MAIN RISK FACTORS



Although the fund's main risks are those associated with its bond investments, its other investment strategies also involve risks.

For example, the fund's use of quantitative techniques may increase the gap between the performance of the fund and that of the index.

Futures contracts, which the fund may use to gain exposure to bonds for its cash balances or to enhance total return, also could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. The fund's loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.

The fund also could lose money if a swap agreement doesn't perform as expected or if the counterparty to a swap agreement fails to honor the agreement. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities falls below the agreed repurchase price, or if the counterparty is unable to honor the agreement.

Additionally, the fund may have a relatively high portfolio turnover rate, which could increase transaction costs and the likelihood of capital gain distributions.
--------------------------------------------------------------------------------


                          TOTAL BOND MARKET INDEX FUND

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.

The fund adopted its current goal and strategies on 11/1/1997; performance before that time may have been different had its current goal and strategy been in place.


ANNUAL TOTAL RETURNS (%) AS OF 12/31

[BAR CHART]


1994        (5.74)
1995        22.47
1996         1.06
1997         9.98
1998         8.41
1999        (1.04)
2000        11.09



BEST QUARTER: 6.79% Q2 1995



WORST QUARTER: (4.83)% Q1 1994



YEAR-TO-DATE PERFORMANCE AS OF 9/30/2001: 8.48%



AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/2000


                                                   SINCE
                               1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------
 Fund                           11.09     5.78     6.60 1
 Lehman Brothers U.S.
 Aggregate Bond Index           11.63     6.46     6.64 2


1 Inception: 3/5/1993.

2 From 3/5/1993.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.


FEE TABLE (%)


SHAREHOLDER FEES
---------------------------------------------------------------
                                                           None
ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------------
Management fees                                            0.27
Distribution (12b-1) fees                                  None
Other expenses                                             0.31
                                                           ----
Total annual operating expenses                            0.58

EXPENSE REDUCTION                                         (0.23)
                                                           ----
NET OPERATING EXPENSES*                                    0.35
                                                           ====



* Guaranteed by Schwab and the investment adviser through 11/15/2002 (excluding interest, taxes and certain non-routine expenses).



EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


1 YEAR   3 YEARS   5 YEARS    10 YEARS
--------------------------------------
 $36      $163      $301        $704


     The performance information above shows you how the fund's PERFORMANCE compares to its index, which VARIES OVER TIME.


                          TOTAL BOND MARKET INDEX FUND

 FINANCIAL HIGHLIGHTS


 This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                   9/1/00 -    9/1/99 -     9/1/98 -    9/1/97 -    9/1/96 -
                                                   8/31/01     8/31/00      8/31/99     8/31/98     8/31/97
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Net asset value at beginning of period               9.65        9.58        10.18        9.75        9.38
                                                    --------------------------------------------------------
Income from investment operations:
  Net investment income                              0.60        0.61         0.55        0.60        0.65
  Net realized and unrealized gains or losses        0.59        0.07        (0.53)       0.43        0.37
  Total income from investment operations            1.19        0.68         0.02        1.03        1.02
Less distributions:
  Dividends from net investment income              (0.60)      (0.61)       (0.55)      (0.60)      (0.65)
  Distributions from net realized gains                --          --        (0.07)         --          --
                                                    --------------------------------------------------------
  Total distributions                               (0.60)      (0.61)       (0.62)      (0.60)      (0.65)
                                                    --------------------------------------------------------
Net asset value at end of period                    10.24        9.65         9.58       10.18        9.75
Total return (%)                                    12.68        7.36         0.14       10.83       11.18
                                                    ========================================================
RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                  0.35        0.35 1       0.35        0.31        0.20
Expense reductions reflected in above ratio          0.23        0.27         0.39        0.51        0.98
Ratio of net investment income to
 average net assets                                  6.00        6.42         5.55        5.86        6.74
Portfolio turnover rate                               153         135          174         285          51
Net assets, end of period ($ x 1,000,000)             926         647          480         294          25



1 Would have been 0.36% if non-routine expenses (proxy fees) had been included.



                          TOTAL BOND MARKET INDEX FUND

FUND MANAGEMENT


     The funds' INVESTMENT ADVISER, Charles Schwab Investment Management, Inc., has more than $143 billion under management.



THE INVESTMENT ADVISER for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds . The firm manages assets for more than 6.3 million accounts. (All figures on this page are as of 8/31/2001.)



As the investment adviser, the firm oversees the asset management and administration of the Schwab Bond Index Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/2001, these fees were 0.00% for the Schwab Short-Term Bond Market Index Fund and 0.04% for the Schwab Total Bond Market Index Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.


KIMON DAIFOTIS, CFA, is a vice president and portfolio manager of the investment adviser. Since joining the firm in September 1997, he has had overall responsibility for the management of the funds. Prior to joining Schwab, he worked for more than 18 years in research and asset management.

BIRGER NESTEBY, is a portfolio manager of the investment adviser. Since joining the firm in August 1999, he has co-managed the funds. Prior to joining Schwab, he worked for more than 10 years in the fixed income securities markets.


                                 FUND MANAGEMENT

INVESTING IN THE FUNDS

As a SchwabFunds(R) investor, you have a number of WAYS TO DO BUSINESS with us.

On the following pages, you will find information ON BUYING, SELLING AND EXCHANGING shares using the method that is most CONVENIENT for you. You also will see how to choose a distribution option for your investment. Helpful information on TAXES is included as well.


                             INVESTING IN THE FUNDS

BUYING SHARES

Shares of the funds may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders," which are orders made in accordance with the funds' policies, to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------

STEP 1

CHOOSE A FUND, then decide how much you want to invest.

 MINIMUM INITIAL               MINIMUM ADDITIONAL
 INVESTMENT                    INVESTMENTS              MINIMUM BALANCE
--------------------------------------------------------------------------------
 $2,500                        $500                     $1,000
 ($1,000 for retirement and    ($100 for Automatic      ($500 for retirement and
 custodial accounts)           Investment Plan)         custodial accounts)


STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

 OPTION                       FEATURES
------------------------------------------------------------------------------------
 Reinvestment                 All dividends and capital gain distributions are
                              invested automatically in shares of your fund.

 Cash/reinvestment mix        You receive payment for dividends, while any capital
                              gain distributions are invested in shares of your
                              fund.

 Cash                         You receive payment for all dividends and capital gain
                              distributions.


STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab and Co., Inc.


                             INVESTING IN THE FUNDS

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.

When selling or exchanging shares, please be aware of the following policies:

-     A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.


- The funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.


- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(TM) as well as variable NAV funds and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


METHODS FOR PLACING DIRECT ORDERS

PHONE

Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET


www.schwab.com


SCHWABLINK

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.

MAIL

Write to SchwabFunds(R) at:
P.O. Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

IN PERSON

Visit the nearest Charles Schwab branch office.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

-     Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

-     When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------


                             INVESTING IN THE FUNDS

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day after the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.


Orders to buy, sell or exchange shares that are received in good order prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day. Orders to buy shares that are accepted prior to the close of the fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of the fund on a given day generally will receive that day's dividend.



If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your investment provider. However, some investment providers may arrange with the fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.


In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund's portfolio may change on days when it is not possible to buy or sell shares of the funds.

THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively affect a fund's operations or orders that appear to be associated with short-term trading activities.

-     To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

-     To withdraw or suspend any part of the offering made by this prospectus.


                             INVESTING IN THE FUNDS

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.


AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the 25th of every month (or the next business day, if the 25th is not a business day), except that in December dividends are paid on the last business day of the month. Beginning January 1, 2002, each fund will pay its dividends on the last business day of every month. The funds expect to pay any capital gain distributions every year, typically in December, to all shareholders of record.



UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.


Dividends derived from U.S. government securities are generally free from state and local income taxes. However, some states may limit this benefit, and some agency-backed securities may not qualify for tax-exempt status.


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes an exchange of your shares for shares of another SchwabFund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.



AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year including the percentage of dividends paid that may qualify for exemption from state and local taxation. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.


SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


                             INVESTING IN THE FUNDS

                                      NOTES

                                      NOTES

SCHWAB

BOND INDEX FUNDS


        PROSPECTUS
        November 15, 2001


                                                           [CHARLES SCHWAB LOGO]


TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and portfolio holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER
Schwab Bond Index Funds                                 811-6200

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
202-942-8090 (Public Reference Room)
www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575

800-435-4000
www.schwab.com/schwabfunds




REG14271FLT-03

                       STATEMENT OF ADDITIONAL INFORMATION

                               SCHWAB INVESTMENTS

                    SCHWAB SHORT-TERM BOND MARKET INDEX FUND
                       SCHWAB TOTAL BOND MARKET INDEX FUND

                                NOVEMBER 15, 2001


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated November 15, 2001 (as amended from time to time).

To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, day or night, or write to the fund at P.O. Box 7575, San Francisco, CA 94120-7575. For TDD service call 800-345-2550, day or night. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The funds are a series of Schwab Investments (the trust).

The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.

Prior to November 1, 1997, Schwab Short-Term Bond Market Index Fund was named Schwab Short/Intermediate Government Bond Fund, and Schwab Total Bond Market Index Fund was named Schwab Long-Term Government Bond Fund.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVE, SECURITIES, RISKS AND LIMITATIONS........................2
MANAGEMENT OF THE FUNDS.......................................................27
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................31
INVESTMENT ADVISORY AND OTHER SERVICES........................................31
BROKERAGE ALLOCATION AND OTHER PRACTICES......................................33
DESCRIPTION OF THE TRUST......................................................34
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS
AND PRICING OF SHARES.........................................................35
TAXATION......................................................................36
CALCULATION OF PERFORMANCE DATA...............................................38
APPENDIX - RATINGS OF INVESTMENT SECURITIES...................................41

             INVESTMENT OBJECTIVE, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVE

Each fund's investment objective is to attempt to provide a high level of current income consistent with preservation of capital by seeking to track the investment results of a particular bond index through the use of an indexing strategy.

There is no guarantee a fund will achieve its investment objective.

The indexes are the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index for the Schwab Short-Term Bond Market Index Fund (the Short-Term Index), and the Lehman Brothers U.S. Aggregate Bond Index for the Schwab Total Bond Market Index Fund (the U.S. Aggregate Bond Index).

The Short-Term Index is a market-capitalization weighted index of investment-grade debt securities with maturities between one and five years.

The U.S. Aggregate Bond Index is a market-capitalization weighted index of investment-grade debt securities with maturities of greater than one year.

The securities in each index also are required to be publicly issued and have a par amount outstanding of at least $150 million and a fixed interest rate.

Each fund's investment objective may be changed by vote of a majority of its outstanding voting shares. A majority vote of outstanding securities of a fund means the vote, at an annual or a special meeting of shareholders of a fund where (a) of 67% or more of the voting securities present at the meeting, if the shareholders of more than 50% of the outstanding securities of a fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of a fund, whichever is less.

The following descriptions of investment securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations. Not all investment securities or techniques discussed below are eligible investments for each fund. Each fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

                         INVESTMENT SECURITIES AND RISKS

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BOND SUBSTITUTION is a strategy whereby a fund may, from time to time, substitute one type of investment-grade bond for another. This means that, as an example, a fund may have a higher weighting in corporate bonds and a lower weighting in U.S. Treasury securities than its index in order to increase income. This particular substitution - a corporate bond substitution - may increase a fund's credit risk, although this may be mitigated through increased diversification in the corporate sector of the bond market.



BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission. Each fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).


Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. Based on the characteristics of mortgage-backed securities, the fund has identified mortgage-backed securities issued by private lenders and not guaranteed by U.S. government agencies or instrumentalities as a separate industry for purposes of the fund's concentration policy. Each fund will not concentrate its investment, unless its index is so concentrated.

CONVERTIBLE SECURITIES are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers or the fund to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical ratings organizations (NRSROs).

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. Each fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.



DEMAND FEATURES, which may include guarantees, are used to shorten a security's effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature's exercise or otherwise terminate its obligations with respect to such feature, however, the security's effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund's overall average effective maturity.


DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.

DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For debt obligations with interest payments occurring prior to the payment of principal, duration will usually be less than maturity. In general, all else being equal, the lower the stated or coupon rate of the interest of a fixed income security, the longer the

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duration of the security; conversely, the higher the stated or coupon rate of a fixed income security, the shorter the duration of the security.

Holding long futures or call option positions will lengthen the duration of a fund's portfolio. Holding short futures or put options will shorten the duration of a fund's portfolio.

A swap agreement on an asset or group of assets may affect the duration of the portfolio depending on the attributes of the swap. For example, if the swap agreement provides the fund with a floating rate of return in exchange for a fixed rate of return, the duration of the fund would be modified to reflect the duration attributes of a similar security that the fund is permitted to buy.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by maturity is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of the debt obligation may vary over time in response to changes in interest rates and other market factors.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned

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thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.

On January 1, 1999, 11 of the 15 member states of the European union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's currency. By July 1, 2002, the euro will have replaced the national currencies of the following member countries:
Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. During the transition period, each fund will treat the euro as a separate currency from that of any member state.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the funds may invest in so far as price sources such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact a fund's euro-denominated investments.

FORWARD CONTRACTS are sales contracts between a buyer (holding the "long", position and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

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FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future.

A fund also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that a fund expects to purchase).

Buying and selling foreign currency exchange contracts involve costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to decline in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund's holdings of securities denominated in a particular currency and forward contracts into which a fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. Losses to a fund will affect its performance.

FUTURES CONTRACTS are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. Each fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (the "CFTC") licenses and regulates on foreign exchanges.

Each fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of it to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance a fund may purchase futures contracts. Such transactions allow a fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, each fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. Each fund may enter into futures contracts for these or other reasons.

When buying or selling futures contracts, each fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required by the federal securities laws.


While each fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.

When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. Each fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. Each fund would seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

HIGH YIELD SECURITIES, also called lower quality bonds ("junk bonds"), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.

Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under

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these circumstances, may be less than the prices at which a fund purchased them.

Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEX PARTICIPATIONS and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security's representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index. A fund will invest in index participation contracts only if a liquid market for them appears to exist.

INDEXING STRATEGIES involve tracking the investments and, therefore, performance of an index. Each fund normally will invest 65% of its total assets in the securities of its index. Moreover, each fund will invest so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for a fund.


INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.


INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment

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risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to mutual funds. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to call such securities promptly may be unsuccessful, especially for foreign securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash-equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) an aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

LOAN INTERESTS, and other direct debt instruments or interests therein, may be acquired by a fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of

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participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. A fund may also acquire loan interests under which a fund derives its rights directly from the borrower. Such loan interests are separately enforceable by a fund against the borrower and all payments of interest and principal are typically made directly to a fund from the borrower. In the event that a fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. A fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

The investment adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Credit ratings are typically assigned to Loan Interests in the same manner as with other fixed income debt securities, and the investment adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a Loan Interest. The investment adviser also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which a fund does not have privity with the borrower, those institutions from or through whom a fund derives its rights in a loan ("Intermediate Participants").

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. A fund will generally rely upon the Agent or Intermediate Participant to receive and forward to a fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a fund has direct recourse against the borrower, a fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, a fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of a fund and the other holders pursuant to the applicable loan agreement.


A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of a fund were determined to be subject to the claims of the Agent's general creditors, a fund might incur certain costs and delays in realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.

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Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a fund does not receive a scheduled interest or principal payment on such indebtedness, a fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

The Loan Interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular Loan Interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that a fund will be able to sell such Loan Interests, which could lead to a decline in the value of the Loan Interests and the value of a fund's shares.

MATURITY OF INVESTMENTS will generally be determined using the portfolio securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates "swapped." Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to, or in lieu of, the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund's securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security.

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These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae) and Fannie Mae or the Federal National Home Loan Mortgage Corporation (FHLMC or Freddie Mac), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.


Asset-backed securities ("ABS") have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization.


COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.


A COLLATERALIZED MORTGAGE OBLIGATION ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.


CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases.

Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

Examples of municipal securities that are issued with original maturities of 397 days or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality. Some municipal securities are taxable. These securities are issued by state and local governments and instrumentalities thereof that pay interest that is not exempt from federal income tax. States and municipalities issue taxable instruments for various reasons, relating in some cases to the nature of the project being financed and to various specific ceilings on debt issuance in others. The rate of interest payable on such instruments typically reflects its taxable nature.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.


A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call option written by a fund will be covered, which means that a fund will own the underlying security or own a call option on the same underlying security with the same or lower strike price.



A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that a fund will deposit with its custodian cash, U.S. government securities or other high-grade debt securities (i.e., securities rated in one of the top three categories by Moody's Investor Service ("Moody's") or Standard & Poor's ("S&P") or Fitch, Inc. or, if unrated, determined by the investment adviser to be of comparable credit quality) with a value at least equal to the exercise price of the put option, or will hold a put option on the same underlying security with the same or higher strike price. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.


A fund may purchase and write put and call options on any securities in which it may invest or any securities index based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.


An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.


Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of a fund, does not exceed 5% of its total assets.

PREFERRED STOCKS are nonvoting equity securities that pay a stated fixed or variable rate dividend. Although the preferred shareholders generally have no right to receive discretionary dividends, they must receive the preferred dividend at the stated rate prior to any dividends being paid on the common stock. Since the preferred shareholder receives a fixed dividend payment, the holder's position is much like that of the bondholder. Due to their fixed income features, preferred stocks provide higher income potential than issuers' common stocks, but typically are more sensitive to interest rate changes than an underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders. Preferred stocks are rated like fixed income securities and a fund will only invest in investment-grade preferred stock that has a call feature that the investment adviser expects to be exercised by the issuer on the call date or that has a specified redemption date.


PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund's attempt to exercise the put, a fund may have to treat the security's final maturity as its effective maturity. If that occurs, the security's price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund's overall average effective maturity. Standby commitments are types of puts.

QUALITY OF INVESTMENTS will be principally investment-grade for each fund's assets. Investment-grade quality securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser pursuant to procedures adopted by the Board of Trustees. Sometimes an investment-grade quality security may be down-graded to a below investment-grade quality rating. If a security no longer has at least one investment-quality rating from an NRSRO, the investment adviser would reanalyze the security in light of the downgrade and determine whether a fund should continue to hold the security. However, such downgrade would not require the investment adviser to sell the security on behalf of a fund. Sometimes lower-quality securities may be downgraded to an even lower quality. If any of a fund's lower-quality securities were down-graded to below the sixth rating category, the investment adviser will promptly sell the security on behalf of a fund.


The investment adviser may also elect to purchase high-yield securities for either fund, subject to an aggregate limit of 5% of the investing fund's assets and only in circumstances where the investment adviser believes that the credit quality of the security (or issuer thereof) is reasonably likely to be upgraded to investment-grade in the foreseeable future. If such an upgrade were to occur under these circumstances, the value of the security would likely increase, thereby raising the potential for the investing fund to realize a gain on its investment and/or track the performance of its index. There is no guarantee that any such upgrade will occur, however, and all such high-yield securities are subject to the risks associated with non-investment grade instruments. In order to limit a fund's exposure in this regard, the investment adviser will not purchase high-yield securities for funds that are rated (at the time of purchase) below B or the equivalent by Moody's, S&P or Fitch, Inc. In addition, if a high-yield security that is held by a fund is downgraded to below B or the equivalent by Moody's, S&P or Fitch, Inc. the investment adviser will promptly dispose of the security.

REPURCHASE AGREEMENTS involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed to be investments in U.S. government securities.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.


REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.



A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.


The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund's use of the cash it receives from a mortgage dollar roll will provide a positive return.

RISK MANAGEMENT TECHNIQUES used by a fund may include buying and selling futures and options contracts, entering into total return, asset and credit swaps, credit-linked notes and wrap agreements and investing in various types of derivative instruments. A fund may use risk management techniques, including derivative instruments, for any lawful purpose consistent with its investment objective, such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund's investment objective and permitted by a fund's investment limitations, operating policies, and applicable regulatory authorities.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.

Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and off-shore funds, and unit investment trusts. Hedge funds and off-shore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds may have greater ability to make investments or use investment techniques that offer a higher degree of investment return, such as leveraging, which also may subject their fund assets to substantial risk to the investment principal. These funds, while not regulated by the SEC like mutual funds, may be indirectly supervised by the sources of their assets, which tend to be commercial and investment banks and other financial institutions. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as one month. This means investors would not be able to sell their shares of a hedge fund until such time had past.

SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset a potential decline in a value of a security. For example, short sales may be used as a quantitative technique to assemble a portfolio whose performance, average maturity and average duration is expected to track that of the index. This technique may provide a more effective hedge against interest rate risk than other types of hedging transactions, such as selling futures contracts. A fund may sell a security short only if the fund owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When a fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A fund also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss; conversely, if the price declines, a fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Selling securities short against the box involves selling a security that a fund owns or has the right to acquire, for the delivery at a specified date in the future. If a fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

SINKING FUNDS may be established by bond issuers to set aside a certain amount of money to cover timely repayment of bondholders' principal raised through a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a bond's sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond's maturity. The likelihood of this occurring is substantial during periods of falling interest rates.

SPREAD TRANSACTIONS may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that a fund does not own, but which is used as a benchmark. The risk to a fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.



SWAP AGREEMENTS can be structured to increase or decrease a fund's exposure to long- or short-term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate appropriate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their prices to fluctuate.

VARIABLE- AND FLOATING-RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, a fund may exercise its demand rights only at certain times. A fund could also suffer losses in the event that the issuer defaults on its obligation.

WARRANTS are a type of security usually issued with bonds and preferred stock that entitles the holder to a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

WRAP AGREEMENTS may be entered into by a fund with insurance companies, banks or other financial institutions (wrapper providers). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement (covered assets) up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in a fund. A fund also pays a fee under the agreement, which reduces the rate as well.

Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in a fund's NAV. However, a fund's NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses a fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, the funds will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that a fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board of Trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in a fund's NAV. All of these factors might result in a decline in the value of a fund's shares.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the Internal Revenue Code and avoid a certain excise tax, a fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             INVESTMENT LIMITATIONS

The following investment limitations are fundamental investment polices and restrictions and may be changed only by vote of a majority of a fund's outstanding voting shares.

EACH FUND MAY:

1) Lend or borrow money to the extent permitted by the Investment Company Act of 1940 or rule or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2) Pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

3) Not concentrate investments in a particular industry or group of industries, or within one state (except to the extent that the index which each fund seeks to track is also so concentrated) as concentration is defined under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

4) Underwrite securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

5) Not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Not purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940.

7) Issue senior securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

8) Purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940 or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than U.S. government securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each fund's non-fundamental investment policy on lending is set forth below.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.


Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.


The following are non-fundamental investment policies and restrictions and may be changed by the Board of Trustees.

EACH FUND MAY NOT:


1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

4) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).


6)       Invest more than 15% of its net assets in illiquid securities.

7) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.


Except with respect to the non-fundamental limitations on illiquid securities and borrowing, any subsequent change in net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.


                             MANAGEMENT OF THE FUNDS

The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., are as follows:


                                 POSITION(S) WITH     PRINCIPAL OCCUPATIONS &
NAME/DATE OF BIRTH               THE TRUST            AFFILIATIONS
---------------------------------------------------------------------------------------------
CHARLES R. SCHWAB*               Chairman, Chief      Chairman and Co-Chief Executive
July 29, 1937                    Executive Officer    Officer, Director, The Charles Schwab
                                 and Trustee          Corporation; Chief Executive Officer,
                                                      Director, Schwab Holdings, Inc.;
                                                      Chairman, Director, Charles Schwab &
                                                      Co., Inc., Charles Schwab Investment
                                                      Management, Inc.; Chairman, Schwab
                                                      Retirement Plan Services, Inc.;
                                                      Director, U.S. Trust Corporation,
                                                      United States Trust Company of New
                                                      York; Director until July 2001, The
                                                      Charles Schwab Trust Company; Chairman
                                                      and Director until January 1999, Mayer
                                                      & Schweitzer, Inc. (a securities
                                                      brokerage subsidiary of The Charles
                                                      Schwab Corporation); Director, The Gap,
                                                      Inc. (a clothing retailer), Audiobase,
                                                      Inc. (full-service audio solutions for
                                                      the Internet), Vodaphone AirTouch PLC
                                                      (a telecommunications company), Siebel
                                                      Systems (a software company) and Xign,
                                                      Inc. (a developer of electronic payment
                                                      systems).

JOHN P. COGHLAN*                 President and        Vice Chairman and Executive Vice
May 6, 1951                      Trustee              President, The Charles Schwab
                                                      Corporation; Vice Chairman and
                                                      Enterprise President, Retirement Plan
                                                      Services and Services for Investment
                                                      Managers, Charles Schwab & Co., Inc.;
                                                      Chief Executive Officer and



-------------------
* This trustee is an "interested person" of the trust.

                                                      Director, Charles Schwab Investment
                                                      Management, Inc.; President, Chief Executive
                                                      Officer and Director, The Charles Schwab
                                                      Trust Company; President and Director,
                                                      TrustMark, Inc.; Director, Charles Schwab
                                                      Asset Management (Ireland) Ltd., Charles
                                                      Schwab Worldwide Funds PLC, Performance
                                                      Technologies, Inc., Schwab Retirement Plan
                                                      Services, Inc.

DONALD F. DORWARD                Trustee              Chief Executive Officer, Dorward &
September 23, 1931                                    Associates (corporate management,
                                                      marketing and communications consulting
                                                      firm).  From 1996 to 1999, Executive
                                                      Vice President and Managing Director,
                                                      Grey Advertising.  From 1990 to 1996,
                                                      Mr. Dorward was President and Chief
                                                      Executive Officer, Dorward & Associates
                                                      (advertising and marketing/consulting
                                                      firm).

ROBERT G. HOLMES                 Trustee              Chairman, Chief Executive Officer and
May 15, 1931                                          Director, Semloh Financial, Inc.
                                                      (international financial services and
                                                      investment advisory firm).

DONALD R. STEPHENS               Trustee              Managing Partner, D.R. Stephens &
June 28, 1938                                         Company (investments).  Prior to 1996,
                                                      Chairman and Chief Executive Officer of North
                                                      American Trust (real estate investment trust).

MICHAEL W. WILSEY                Trustee              Chairman and Chief Executive Officer,
August 18, 1943                                       Wilsey Bennett, Inc. (truck and air
                                                      transportation, real estate investment
                                                      and management, and investments).

MARIANN BYERWALTER               Trustee              Vice President for Business Affairs and
August 13, 1960                                       Chief Financial Officer, Stanford
                                                      University (higher education).  Prior
                                                      to February 1996, Ms. Byerwalter was
                                                      Chief Financial Officer of Eureka Bank
                                                      (savings and loans) and Chief Financial
                                                      Officer and Chief Operating Officer of
                                                      America First Eureka Holdings, Inc.
                                                      (holding company).  Ms. Byerwalter also
                                                      is on the Board of Directors

                                                      of America First Companies, Omaha, NE
                                                      (venture capital/fund management) and
                                                      Redwood Trust, Inc. (mortgage finance), and
                                                      is Director of Stanford Hospitals and
                                                      Clinics, SRI International (research) and
                                                      LookSmart, Ltd. (an Internet infrastructure
                                                      company).

WILLIAM A. HASLER                Trustee              Co-Chief Executive Officer, Aphton
November 22, 1941                                     Corporation (bio-pharmaceuticals).
                                                      Prior to August 1998, Mr. Hasler was
                                                      Dean of the Haas School of Business at
                                                      the University of California, Berkeley
                                                      (higher education).  Mr. Hasler also is
                                                      on the Board of Directors of Solectron
                                                      Corporation (manufacturing), Tenera,
                                                      Inc. (services and software), Airlease
                                                      Ltd. (aircraft leasing) and Mission
                                                      West Properties (commercial real
                                                      estate).

GERALD B. SMITH                  Trustee              Chairman and Chief Executive Officer
September 28, 1950                                    and founder of Smith Graham & Co.
                                                      (investment advisors).  Mr. Smith is
                                                      also on the Board of Directors of
                                                      Pennzoil-Quaker State Company (oil and
                                                      gas) and Rorento N.V. (investments -
                                                      Netherlands), and is a member of the
                                                      audit committee of Northern Border
                                                      Partners, L.P., a subsidiary of Enron
                                                      Corp. (energy).

JEREMIAH H. CHAFKIN*             Executive Vice       Executive Vice President, Asset
May 9, 1959                      President, Chief     Management Products and Services,
                                 Operating Officer    Charles Schwab & Co., Inc.; President
                                 and Trustee          and Chief Operating Officer, Charles
                                                      Schwab Investment Management, Inc.;
                                                      Director, Charles Schwab Asset
                                                      Management (Ireland) Ltd.  Prior to
                                                      September 1999, Mr. Chafkin was Senior
                                                      Managing Director, Bankers Trust
                                                      Company.

TAI-CHIN TUNG                    Treasurer and        Senior Vice President and Chief
March 7, 1951                    Principal            Financial Officer, Charles Schwab
                                 Financial Officer    Investment Management, Inc.; Vice
                                                      President, The Charles Schwab Trust
                                                      Company.  From 1994 to 1996, Ms. Tung
                                                      was Controller for Robertson Stephens
                                                      Investment Management, Inc.

STEPHEN B. WARD                  Senior Vice          Senior Vice President and Chief
April 5, 1955                    President and        Investment Officer, Charles Schwab
                                 Chief Investment     Investment Management, Inc.; Chief
                                 Officer              Investment Officer, The Charles Schwab
                                                      Trust Company.

KOJI E. FELTON                   Secretary            Senior Vice President, Chief Counsel
March 13, 1961                                        and Assistant Corporate Secretary,
                                                      Charles Schwab Investment Management,
                                                      Inc.  Prior to June 1998, Mr. Felton
                                                      was a Branch Chief in Enforcement at
                                                      the U.S. Securities and Exchange
                                                      Commission in San Francisco.


-------------------------------------
* This trustee is an "interested person" of the trust.

Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

Each fund is overseen by a Board of Trustees. The Board of Trustees meets regularly to review a fund's activities, contractual arrangements and performance. The Board of Trustees is responsible for protecting the interests of a fund's shareholders. The following table provides information as of the fiscal year ended August 31, 2001, concerning compensation of the trustees. Unless otherwise stated, information is for the fund complex, which included 44 funds as of August 31, 2001.


                                                           Pension or            ($)
                                      ($)                  Retirement           Total
    Name of Trustee         Aggregate Compensation      Benefits Accrued     Compensation
                                from each Fund           as Part of Fund      from Fund
                                                            Expenses           Complex

                           Short-Term    Total Bond
                              Bond         Market
-------------------------------------------------------------------------------------------
Charles R. Schwab              0              0                N/A                0
Steven L. Schied 1             0              0                N/A                0
John P. Coghlan 2              0              0                N/A                0
Jeremiah H. Chafkin            0              0                N/A                0
Mariann Byerwalter           $1,459        $1,969              N/A             $146,100
Donald F. Dorward            $1,459        $1,969              N/A             $146,100
William A. Hasler            $1,459        $1,969              N/A             $146,100
Robert G. Holmes             $1,459        $1,969              N/A             $146,100
Gerald B. Smith              $1,459        $1,969              N/A             $146,100
Donald R. Stephens           $1,459        $1,969              N/A             $146,100
Michael W. Wilsey            $1,461        $1,971              N/A             $146,196



1 Resigned from the Board effective November 21, 2000.

2 Appointed to the Board on November 21, 2000.


                           DEFERRED COMPENSATION PLAN


Trustees who are not "interested persons" of the trust ("independent trustees") may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.


                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of October 23, 2001, the officers and trustees of Schwab Total Bond Market Index Fund and Schwab Short-Term Bond Market Index Fund, as a group owned of record or beneficially less than 1% of the outstanding voting securities of the fund.



As of October 23, 2001, the following represents persons or entities that owned, of record or beneficially, more than 5% of the shares of any class of the funds:












SCHWAB TOTAL BOND MARKET INDEX FUND
Schwab MarketTrack Balanced                                 18.23%
Schwab MarketTrack Conservative                             12.03%
Schwab MarketTrack Growth                                    8.14%


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as each fund's investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreements) between it and the trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to each fund, the investment adviser is entitled to receive a graduated annual fee payable monthly based on each fund's average daily net assets as described below.

First $500 million - 0.30%
More than $500 million - 0.22%

Prior to November 15, 1999 for its advisory and administrative services for each fund, the investment adviser was entitled to receive an annual fee, payable monthly from each fund of 0.41% of each fund's daily net assets.


For the fiscal years ended August 31, 1999, 2000 and 2001, the investment advisory fees incurred by the Schwab Short-Term Bond Market Index Fund were $0 (fees were reduced by $760,000), $0 (fees were reduced by $705,000), and $0 (fees were reduced by $818,000), respectively.



For the fiscal years ended August 31, 1999, 2000 and 2001, the investment advisory fees incurred by the Schwab Total Bond Market Index Fund, were $76,000 (fees were reduced by $1,498,000),

$221,000 (fees were reduced by $1,525,000), and $351,000 (fees were reduced by $1,749,000), respectively.


The investment adviser and Schwab have contractually guaranteed that, through at least November 15, 2002, total operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index Fund will not exceed 0.35%, of each fund's average daily net assets.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of a fund and is the trust's agent for the purpose of the continuous offering of a fund's shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing a fund's prospectuses, financial reports and other informational literature about the fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under the contract with a fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of a fund's average daily net assets. For the services performed as shareholder services agent under its contract with a fund, Schwab is entitled to receive an annual fee, payable monthly from the funds, in the amount of 0.20% of the average daily net assets of each fund.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, 8800 Tinicum Blvd., Third Floor Suite 200, Philadelphia, PA 19153, serves as custodian for the funds and PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as fund accountant.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The accountant maintains the books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANT


The funds' independent accountant, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the trust and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ending August 31, 2001, will be included in the fund's annual report that is supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, a fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities a fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.


The portfolio turnover rates for the Schwab Short-Term Bond Index Fund for the fiscal years ended August 31, 2000 and 2001 were 129% and 248%, respectively. The portfolio turnover rates for the Schwab Total Bond Market Index Fund for the fiscal years ended August 31, 2000 and 2001 were 135% and 153%, respectively.


                             PORTFOLIO TRANSACTIONS

The funds paid no brokerage commissions in the last three fiscal years.

In effecting securities transactions for a fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the Board of Trustees, the investment adviser will select brokers and dealers for a fund on the basis of a number of factors, including, for example, price paid for securities, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its clients.

The funds expect that purchases and sales of portfolio securities will usually be principal transactions. Securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The investment decisions for a fund are reached independently from those for other accounts managed by the investment adviser. Such other accounts also may make investments in instruments or securities at the same time as a fund. When two or more accounts managed by the investment adviser have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases, this procedure may affect the size or price of the position obtainable for a fund. However, it is the opinion of the Board of Trustees that the benefits conferred by the investment adviser outweigh any disadvantages that may arise from exposure to simultaneous transactions.

In an attempt to obtain best execution for a fund, the investment adviser may place orders directly with market makers or with third market brokers such as Instinet, which is a computer subscriber service, or brokers on an agency basis. Placing orders with third market brokers may enable a fund to trade directly with other institutional holders on a net basis. At times, this may allow a fund to trade larger blocks than would be possible trading through a single market maker.

                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Investments. Schwab Investments was organized under Massachusetts law on October 26, 1990.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by a fund or share class. Each fund's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.


Each fund may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.


The bylaws of the trust provides that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

   PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS


The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2002:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent prior to the close of the NYSE's trading session will be executed that day at the funds' (or classes') share price calculated that day. On any day that the NYSE closes early the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.


As long as the funds or Schwab follow reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The fund's share price and principal value change, and when you sell your shares they may be worth less than what you paid for them.

                         EXCHANGING SHARES OF THE FUNDS

Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(TM) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES


Each business day, each share class of a fund calculates its share price, or NAV, after the close of the NYSE. This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.



The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.




                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, a fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax, at regular corporate rates on its net income, including any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, options and certain other investment activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS


The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of a fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.


Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Distributions of net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Because a fund's income is expected to consist of interest rather than dividends, it is anticipated that no portion of its distributions will generally be eligible for the dividends-received deduction.


Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

                     GENERAL STATE AND LOCAL TAX INFORMATION

Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investments in the funds.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

                            Standardized Total Return


                         Average Annual Total     Average Annual Total      Average Annual Total
                         Return for 1  year       Return for 5 years        Return from
                         ended August 31, 2001    ended August 31, 2001     commencement of
                                                                            operations to
                                                                            August 31, 2001*
Schwab Short-Term Bond          10.84%                 6.78%                       6.14%
Market Index Fund

Schwab Total Bond               12.68%                 8.33%                       6.92%
Market Index Fund


* November 5, 1991 for Schwab Short-Term Bond Market Index Fund and March 5, 1993 for the Schwab Total Bond Market Index Fund.

Each fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the end of the fiscal year.

                     Nonstandardized Cumulative Total Return


Fund                                           Cumulative Total Return as of
                                               August 31, 2001*
Schwab Short-Term Bond Market Index Fund                  79.58%

Schwab Total Bond Market Index Fund                       76.53%


* November 5, 1991 for Schwab Short-Term Bond Market Index Fund and March 5, 1993 for the Schwab Total Bond Market Index Fund.



                                  30-Day Yield



Fund                                         30-day period ended August 31, 2001
Schwab Short-Term Bond Market Index Fund                         4.84%

Schwab Total Bond Market Index Fund                              5.00%



A 30-day yield is calculated by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:



       a-b
       ---
YIELD=2[(cd+1) to the power of 6)-1]



Where:



a = dividends and interest earned during the period.



b = expenses accrued for the period (net of reimbursements).



c = the average daily number of shares outstanding during the period that were entitled to receive dividends.



d = the maximum offering price per share on the last day of the period.



The performance of a fund may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments and measures for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. A fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause a fund's performance to be higher or lower than that of an index.

                          COMPARATIVE INDEX PERFORMANCE

        Each fund's performance may be compared to various unmanaged bond indexes in addition to the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index and the unmanaged Lehman Brothers U.S. Aggregate Bond Index, including but not limited to, Salomon Smith Barney Broad Investment-Grade Bond Index, the Lehman Brothers Government/Credit Bond Index, the Merrill Lynch Domestic Master Index and to Lipper, Inc. averages and Morningstar, Inc. rankings.


        The following tables illustrate the historical total return of securities comprising the indexes beginning calendar year end December 31, 1989 through calendar year end December 31, 2000. This historical information is not indicative of any future trend of the funds or the particular market sectors that the indexes represent.



             DATE          U.S. AGGREGATE BOND INDEX         SHORT (1-5 Year)
                                                            GOVERNMENT/CREDIT
                                                                  INDEX
        Dec. 31, 1989               14.53                         11.70
        Dec. 31, 1990                8.96                          9.69
        Dec. 31, 1991               16.00                         13.14
        Dec. 31, 1992                7.40                          6.83
        Dec. 31, 1993                9.75                          7.10
        Dec. 31, 1994               -2.92                         -0.72
        Dec. 31, 1995               18.47                         12.88
        Dec. 31, 1996                3.63                          4.67
        Dec. 31, 1997                9.65                          7.13
        Dec. 31, 1998                8.67                          7.64
        Dec. 31, 1999               -0.82                          2.09
        Dec. 31, 2000               11.63                          8.91

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

From time to time, a fund may report the percentage of its assets that fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                                   FITCH, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.


                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                  FITCH, INC.

Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

SCHWAB

YIELDPLUS FUND(R)




         PROSPECTUS
         November 15, 2001



As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                           [CHARLES SCHWAB LOGO]

SCHWAB
YIELDPLUS FUND(R)




ABOUT THE FUND

 4    Strategy
 5    Main Risks
 6    Performance
 6    Fees and Expenses
 8    Fund Management

INVESTING IN THE FUND

10    Buying Shares
10    Schwab Accounts
11    Selling/Exchanging Shares
12    Transaction Policies
13    Distributions and Taxes

ABOUT THE FUND

SCHWAB                                                 TICKER SYMBOL:
YIELDPLUS FUND(R)

                                                       INVESTOR SHARES:    SWYPX
                                                       SELECT SHARES(R):   SWYSX


THE FUND SEEKS HIGH CURRENT INCOME WITH MINIMAL CHANGES IN SHARE PRICE.


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE (HIGH AND CERTAIN MEDIUM QUALITY, AAA TO BBB-) BONDS. These may include fixed-, variable- or floating-rate corporate, mortgage-backed and asset-backed debt securities, collateralized mortgage obligations and convertible and preferred securities from U.S. and foreign issuers.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and maturity policies. To help maintain a high degree of share price stability and preserve investors' capital, the fund seeks to keep the average duration of its portfolio at one year or less. Duration is a tool to measure interest rate risk. For any bonds with interest payments occurring before principal is repaid, duration is ordinarily less than the maturity. Historically, the fund's average maturity measurement and average duration have closely followed each other. The fund may invest in bonds with effective or final maturities of any length and may invest up to 25% of assets in lower quality bonds (sometimes called junk bonds) that are rated as low as BB or are the unrated equivalent.

The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average duration based on actual or anticipated changes in interest rates or credit quality. In the event a portfolio security is downgraded below B, the manager will promptly sell the security. The manager also may use investment techniques, such as short sales, futures contracts, swap agreements and other derivatives, in seeking to increase income, reduce share price volatility and otherwise manage the fund's exposure to investment risks.

The fund's investment strategy is designed to offer the potential for somewhat higher yields than a money market fund, although unlike a money market fund, its share price will fluctuate. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.


--------------------------------------------------------------------------------
RISK MANAGEMENT

The manager may use a variety of techniques to help manage risk. Certain types of derivatives (investments whose value is based on one or more securities, rates or indices) can be effective risk management tools.

For example, the fund may buy and sell futures contracts to manage the effects of interest rate changes. By doing this, the fund has the potential to reduce the share price volatility that tends to be a characteristic of bond funds.
--------------------------------------------------------------------------------


                                 YIELDPLUS FUND

     Investors with investment horizons of one year or more who are seeking an ALTERNATIVE to a money fund or other fixed-income fund may want to consider this fund.


MAIN RISKS


INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. Changes in interest rates also may affect the fund's share price: a sharp rise in interest rates could cause the fund's share price to fall. Assuming a one year duration for the fund, a 2% increase in interest rates would result in approximately a 2% decrease in the fund's share price. This risk is greater when the fund holds bonds with longer maturities.


THE FUND IS NOT A MONEY MARKET FUND OR A BANK DEPOSIT. Its shares are not insured or guaranteed. Because the fund's share price may move up and down, the value of your investment in the fund will fluctuate, which means you could lose money.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default is considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall. This risk is greater with lower-quality bonds.

SOME INVESTMENTS CARRY ADDITIONAL RISKS. To the extent that the manager decides to invest in foreign or lower quality bonds, the fund takes on a greater exposure to certain risks. Prices of foreign bonds may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. Prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about an issuer, an industry or the overall economy. With certain mortgage- and asset-backed bonds, a primary risk is the possibility that the bonds may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than market rates of interest, which could hurt the fund's yield or share price.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S PERFORMANCE. To the extent that the manager anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.


--------------------------------------------------------------------------------
OTHER MAIN RISK FACTORS

While the fund intends to use techniques to manage risk, they could hurt the fund's performance if they don't perform as expected.

For example, if the fund uses a technique involving a derivative, such as a futures contract, for the purpose of offsetting price changes in the fund's portfolio, but the technique does not precisely offset the price changes, the fund's share price could fall. The fund's performance also could be hurt if the counterparty to a derivative does not honor its contractual obligations to the fund.

The fund could lose money if the prices of securities sold short increase.

The cost of derivatives may have the effect of increasing fund expenses. While the decision to use or not use a given risk management technique depends on market conditions, these costs could at times outweigh the benefits the fund realizes from these techniques.
--------------------------------------------------------------------------------


                                 YIELDPLUS FUND

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 10.



ANNUAL TOTAL RETURNS (%) as of 12/31


[BAR CHART]


Investor Shares                                                             5.75
--------------------------------------------------------------------------------
                                                                              00



BEST QUARTER: 1.98% Q3 2000


WORST QUARTER: 0.99% Q4 2000


YEAR-TO-DATE PERFORMANCE AS OF 9/30/2001:  5.99%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2000



                                                                           SINCE
                                                             1 YEAR    INCEPTION
--------------------------------------------------------------------------------
Investor Shares                                                5.75         5.80 1
Select Shares                                                  5.91         5.96 1
Lehman US Treasury
Bellwethers: 1 Year Index                                      6.74         5.94 2


1 Inception: 10/1/99.
2 From 10/1/99.


      The performance information above shows you how the fund's performance compares to its index, which varies over time.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.


FEE TABLE (%)


                                                        INVESTOR         SELECT
                                                          SHARES       SHARES(R)
--------------------------------------------------------------------------------
SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
Redemption fee, charged only on shares you
sell 90 days or less after buying them and
paid directly to the fund                                   0.25            0.25

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                             0.34            0.34
Distribution (12b-1) fees                                   None            None
Other expenses                                              0.37            0.22
                                                            --------------------
Total annual operating expenses                             0.71            0.56

EXPENSE REDUCTION                                          (0.16)          (0.16)
                                                            --------------------
NET OPERATING EXPENSES*                                     0.55            0.40
                                                            ====================



* Guaranteed by Schwab and the investment adviser through 11/15/2002 (excluding interest, taxes and certain non-routine expenses).


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


                                       1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Investor Shares                           $56        $210       $378        $863
Select Shares                             $41        $163       $295        $682



                                 YIELDPLUS FUND

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                           9/1/00-     10/1/99 1-
INVESTOR SHARES                                            8/31/01     8/31/00
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                       9.92       10.00
                                                           ---------------------
Income from investment operations:
    Net investment income                                    0.62        0.61
    Net realized and unrealized losses                       0.08       (0.08)
                                                           ---------------------
    Total income from investment operations                  0.70        0.53
Less distributions:
    Dividends from net investment income                    (0.62)      (0.61)
                                                           ---------------------
Net asset value at end of period                            10.00        9.92
                                                           =====================
Total return (%)                                             7.33        5.44 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets        0.55        0.55 3,4
Expense reductions reflected in above ratio                  0.16        0.24 3
Ratio of net investment income to average net assets         6.03        6.72 3
Portfolio turnover rate                                       106          81
Net assets, end of period ($ x 1,000,000)                     185          53



                                                           9/1/00-     10/1/99 1-
SELECT SHARES(R)                                           8/31/01     8/31/00
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                       9.92       10.00
                                                           ---------------------
Income from investment operations:
    Net investment income                                    0.64        0.62
    Net realized and unrealized losses                       0.08       (0.08)
                                                           ---------------------
    Total income from investment operations                  0.72        0.54
Less distributions:
    Dividends from net investment income                    (0.64)      (0.62)
                                                           ---------------------
Net asset value at end of period                            10.00        9.92
                                                           =====================
Total return (%)                                             7.50        5.58 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets        0.40        0.40 3,5
Expense reductions reflected in above ratio                  0.16        0.24 3
Ratio of net investment income to average net assets         6.18        6.88 3
Portfolio turnover rate                                       106          81
Net assets, end of period ($ x 1,000,000)                     772         219



1 Commencement of operations.


2 Not annualized.


3 Annualized.


4 Would have been 0.56% if non-routine expenses (proxy fees) had been included.


5 Would have been 0.41% if non-routine expenses (proxy fees) had been included.



                                 YIELDPLUS FUND

     The fund's INVESTMENT ADVISER, Charles Schwab Investment Management, Inc., has more than $143 billion under management.



FUND MANAGEMENT


THE INVESTMENT ADVISER for the fund is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than 6.3 million accounts. (All figures on this page are as of 8/31/2001.)



As the investment adviser, the firm oversees the asset management and administration of the Schwab YieldPlus Fund(R). As compensation for these services, the firm receives a management fee from the fund. For the 12 months ended 8/31/2001, these fees were 0.18% for the fund. This figure, which is expressed as a percentage of the fund's average daily net assets, represents the actual amount paid, including the effect of reductions.



KIMON DAIFOTIS, CFA, is a vice president and portfolio manager of the investment adviser. Since joining the firm in September 1997, he has had overall responsibility for the management of the fund. Prior to joining Schwab, he worked for more than 18 years in research and asset management.



BIRGER NESTEBY is a portfolio manager of the investment adviser. Since joining the firm in August 1999, he has co-managed the fund. Prior to joining Schwab, he worked for more than 10 years in the fixed income securities markets.



                                 FUND MANAGEMENT

INVESTING IN THE FUND


As a SchwabFunds(R) investor, you have a number of WAYS TO DO BUSINESS with us.

On the following pages, you will find information on BUYING, SELLING AND EXCHANGING shares using the method that is most CONVENIENT for you. You also will see how to choose a share class and a distribution option for your investment. Helpful information on TAXES is included as well.



                             INVESTING IN THE FUND

BUYING SHARES


Shares of the fund may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders," which are orders made in accordance with the fund's policies, to buy, sell and exchange shares of the fund. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.


--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the fund.

For example, when you sell shares in the fund, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------


STEP 1

CHOOSE A SHARE CLASS. Your choice may depend on the amount of your investment. The minimums shown below are for each share class.

                  MINIMUM INITIAL      MINIMUM ADDITIONAL
SHARE CLASS       INVESTMENT           INVESTMENTS           MINIMUM BALANCE
--------------------------------------------------------------------------------
Investor Shares   $2,500 ($1,000 for   $500 ($100 for        $1,000 ($500 for
                  retirement and       Automatic Investment  retirement and
                  custodial accounts)  Plan)                 custodial accounts)
--------------------------------------------------------------------------------
Select Shares(R)  $50,000              $1,000                $40,000

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

 OPTION                 FEATURES
--------------------------------------------------------------------------------
Reinvestment            All dividends and capital gain distributions are
                        invested automatically in shares of your share class.
--------------------------------------------------------------------------------
Cash/reinvestment mix   You receive payment for dividends, while any capital
                        gain distributions are invested in shares of your share
                        class.
--------------------------------------------------------------------------------
Cash                    You receive payment for all dividends and capital gain
                        distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab and Co., Inc.


                              INVESTING IN THE FUND

SELLING/EXCHANGING SHARES


USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF THE FUND.


When selling or exchanging shares, please be aware of the following policies:


-     The fund may take up to seven days to pay sale proceeds.



- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- As indicated in the fund's fee table, the fund charges a redemption fee, payable to the fund, on the sale or exchange of any shares that occurs 90 days or less after purchasing them; in attempting to minimize this fee, the fund will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

- There is no redemption fee when you exchange between share classes of the same fund.

- The fund reserves the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(TM) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.
--------------------------------------------------------------------------------
METHODS FOR PLACING ORDERS

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET

www.schwab.com


SCHWABLINK
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.

MAIL
Write to SchwabFunds(R) at:
P.O. Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab branch office.
--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

-     Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class of the fund into which you want to exchange and the distribution option you prefer.

-     When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.

                             INVESTING IN THE FUND

TRANSACTION POLICIES


THE FUND IS OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The fund calculates its share price each business day, for each share class, after the close of the NYSE (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.


Orders to buy, sell or exchange shares that are received in good order prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day. Orders to buy shares that are accepted prior to the close of the fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of the fund on a given day generally will receive that day's dividend.



If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your investment provider. However, some investment providers may arrange with the fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.


In valuing its securities, the fund uses market quotes if they are readily available. In cases where quotes are not readily available, the fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

Because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.


THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:


- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for your share class as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.


- To refuse any purchase or exchange order, including large purchase orders that may negatively impact the fund's operations and orders that appear to be associated with short-term trading activities.



-     To change or waive the fund's investment minimums.


- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

-     To withdraw or suspend any part of the offering made by this prospectus.

-     To revise the redemption fee criteria.


                              INVESTING IN THE FUND

DISTRIBUTIONS AND TAXES


ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS THE FUND EARNS. The fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. The fund declares a dividend every business day, based on its determination of its net investment income. The fund pays its dividends on the 25th of every month (or the next business day, if the 25th is not a business day), except that in December dividends are paid on the last business day of the month. Beginning January 1, 2002, the fund will pay its dividends on the last business day of every month. The fund expects to pay any capital gain distributions every year, typically in December, to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.


FOR TAX PURPOSES, AN EXCHANGE BETWEEN FUNDS IS DIFFERENT FROM AN EXCHANGE BETWEEN CLASSES. An exchange between funds is considered a sale. An exchange between classes within the fund is not reported as a taxable sale.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund declared during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


                             INVESTING IN THE FUND

                                      NOTES

                                     NOTES

SCHWAB

YIELDPLUS FUND(R)




      PROSPECTUS
      November 15, 2001




                                                           [CHARLES SCHWAB LOGO]


TO LEARN MORE

This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and portfolio holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.


SEC FILE NUMBER
Schwab YieldPlus Fund(R)                       811-6200

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
202-942-8090 (Public Reference Section)
www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
800-435-4000
www.schwab.com/schwabfunds




REG14087FLD-03

                       STATEMENT OF ADDITIONAL INFORMATION

                               SCHWAB INVESTMENTS

                            SCHWAB YIELDPLUS FUND(R)

                                NOVEMBER 15, 2001

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the fund's prospectus dated November 15, 2001 (as amended from time to time).

To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, day or night, or write to the fund at P.O. Box 7575, San Francisco, CA 94120-7575. For TDD service call 800-345-2550, day or night. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The Schwab YieldPlus Fund is a series of Schwab Investments (the trust).

The fund's most recent annual report is a separate document supplied with the SAI and includes the fund's audited financial statements, which are incorporated by reference into this SAI.

                                TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----

INVESTMENT OBJECTIVE, SECURITIES, RISKS AND LIMITATIONS........................................      2
MANAGEMENT OF THE FUND.........................................................................     26
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................................     30
INVESTMENT ADVISORY AND OTHER SERVICES.........................................................     30
BROKERAGE ALLOCATION AND OTHER PRACTICES.......................................................     31
DESCRIPTION OF THE TRUST.......................................................................     32
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS
AND PRICING OF SHARES..........................................................................     33
TAXATION.......................................................................................     35
CALCULATION OF PERFORMANCE DATA................................................................     36
APPENDIX -- RATINGS OF INVESTMENT SECURITIES...................................................     39

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             INVESTMENT OBJECTIVE, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVE

The fund's investment objective is to seek high current income with minimal changes in share price.

The fund's investment objective may be changed by vote of a majority of its outstanding voting shares. A majority vote of outstanding securities of the fund means the vote, at an annual or a special meeting of shareholders of the fund where (a) of 67% or more of the voting securities present at the meeting, if the shareholders of more than 50% of the outstanding securities of the fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

There is no guarantee the fund will achieve its objective.

The following descriptions of investment securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations. The fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

                         INVESTMENT SECURITIES AND RISKS

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.


BORROWING may subject the fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, the fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission. The fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).


The fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the fund within 60 days and is not extended or renewed. The fund intends to use the lines to meet large or unexpected redemptions that would otherwise force the fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. The fund will pay a fee to the bank for using the lines.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. The fund will invest only in

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certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. Based on the characteristics of mortgage-backed securities, the fund has identified mortgage-backed securities issued by private lenders and not guaranteed by U.S. government agencies or instrumentalities as a separate industry for purposes of the fund's concentration policy.

CONVERTIBLE SECURITIES are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers or the fund to reduce the credit risk of securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to the fund.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- and/or high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical ratings organizations (NRSROs).


DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.


DEMAND FEATURES, which may include guarantees, are used to shorten a security's effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature's exercise or otherwise terminate its obligations with respect to such feature, the security's effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, the fund may experience an increase in share price volatility. This also could lengthen the fund's overall average effective maturity.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a series of an open-end investment management company. The fund is a diversified mutual fund.

DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligations' maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser. The fund seeks to keep the average duration of its overall portfolio at one year or less. There may be times when the portfolio's average duration is more than one year.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For debt obligations with interest payments occurring prior to the payment of principal, duration will usually be less than maturity. In general, all else being equal, the lower the stated or coupon rate of the interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of a fixed income security, the shorter the duration of the security.

Holding long futures or call option positions will lengthen the duration of the fund's portfolio. Holding short futures or put options will shorten the duration of the fund's portfolio.

A swap agreement on an asset or group of assets may affect the duration of the portfolio depending on the attributes of the swap. For example, if the swap agreement provides the fund with a floating rate of return in exchange for a fixed rate of return, the duration of the fund would be modified to reflect the duration attributes of a similar security that the fund is permitted to buy.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by maturity is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of the debt obligation may vary over time in response to changes in interest rates and other market factors.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign securities in which the fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of the fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to the fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause the fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the fund.

On January 1, 1999, 11 of the 15 member states of the European union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's currency. By July 1, 2002, the euro will have replaced the national currencies of the following member countries:
Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. During the transition period, the fund will treat the euro as a separate currency from that of any member state.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the fund may invest in so far as price sources such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to euro currency.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact the fund's euro-denominated investments.

FORWARD CONTRACTS are sales contracts between a buyer (holding the "long" position) and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future.

The fund also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, the fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the fund expects to purchase).

Buying and selling foreign currency exchange contracts involve costs and may result in losses. The ability of the fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to decline in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause the fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. Losses to the fund will affect its performance.

FUTURES CONTRACTS are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The fund may purchase and sell futures contracts based on securities, securities indices, foreign currencies, interest rates or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (the "CFTC") licenses and regulates on foreign exchanges.

The fund must maintain a small portion of its assets in cash to process shareholder transactions and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, the fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. The fund may enter into futures contracts for these or other reasons.


When buying or selling futures contracts, the fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. The fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, the fund will earmark or segregate assets for any outstanding futures contracts as may be required by the federal securities laws.


While the fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause the fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.

When interest rates are rising or securities prices are falling, the fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, the fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. The fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the fund has acquired or expects to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time the fund seeks to close out a futures position. If the fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If the fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

HIGH YIELD SECURITIES, also called lower quality bonds ("junk bonds"), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.

Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which the fund purchased them.

Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium to lower quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect the fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of the fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEX PARTICIPATIONS and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security's representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index. The fund will invest in index participation contracts only if a liquid market for them appears to exist.

INTERFUND BORROWING AND LENDING. The fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.


INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject the fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements, and engage in business practices, different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

LENDING of portfolio securities is a common practice in the securities industry. The fund may engage in security lending arrangements with the primary objective of increasing its income. For example, the fund may receive cash collateral and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to mutual funds. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to call such securities promptly may be unsuccessful, especially for foreign securities. The fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain or request the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the fund, it is expected that the fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

LOAN INTERESTS and other direct debt instruments or interests therein may be acquired by the fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. The fund may also acquire loan interests under which the fund derives its rights directly from the borrower. Such loan interests are separately enforceable by the fund against the borrower and all payments of interest and principal are typically made directly to the fund from the borrower. In the event that the fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of Collateral Bank for their mutual benefit. The fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

The investment adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Credit ratings are typically assigned to Loan Interests in the same manner as with other fixed income debt securities, and the investment adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a Loan Interest. The investment adviser also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the fund does not have privity with the borrower, those institutions from or through whom the fund derives its rights in a loan ("Intermediate Participants").

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. The fund will generally rely upon the Agent or Intermediate Participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement the fund has direct recourse against the borrower, the fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the fund and the other holders pursuant to the applicable loan agreement.


A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of the fund were determined to be subject to the claims of the Agent's general creditors, the fund might incur certain costs and delays in realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.


Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the fund does not receive a scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer the fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

The Loan Interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular Loan Interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that the fund will be able to sell such Loan Interests, which could lead to a decline in the value of the Loan Interests and the value of the fund's shares.

MATURITY OF INVESTMENTS will generally be determined using the portfolio securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser using a duration measurement. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates "swapped." Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to, or in lieu of, the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of the fund is dollar-weighted based upon the market value of the fund's securities at the time of the calculation. The fund may invest in securities with final or effective maturities of any length. There may be times when the portfolio's overall average effective maturity, or duration, or overall average weighted maturity is more than one year.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES may be purchased by the fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae), Fannie Mae or the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.


Asset-backed securities ("ABS") have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization.


COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.


A COLLATERALIZED MORTGAGE OBLIGATION ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.


CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If the fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities or CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases.

Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

Examples of municipal securities that are issued with original maturities of 397 days or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality. Some municipal securities are taxable. These securities are issued by state and local governments and instrumentalities thereof that pay interest that is not exempt from federal income tax. States and municipalities issue taxable instruments for various reasons, relating in some cases to the nature of the project being financed and to various specific ceilings on debt issuance in others. The rate of interest payable on such instruments typically reflects its taxable nature.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.


A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call option written by a fund will be covered, which means that a fund will own the underlying security or own a call option on the same underlying security with the same or lower strike price.



A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the fund writes will be covered, which means that the fund will deposit with its custodian cash, U.S. government securities or other high-grade debt securities (i.e., securities rated in one of the top three categories by Moody's Investor Service ("Moody's") or Standard & Poor's ("S&P") or Fitch, Inc. or, if unrated, determined by the investment adviser to be of comparable credit quality) with a value at least equal to the exercise price of the put option, or will hold a put option on the same underlying security with the same or higher strike price. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.


The fund may purchase and write put and call options on any securities in which it may invest or any securities index based on securities in which it may invest. The fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or wrote.


An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.


Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the SEC) changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by the fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

The fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its total assets.


PREFERRED STOCKS are nonvoting equity securities that pay a stated fixed or variable rate dividend. Although the preferred shareholders generally have no right to receive discretionary dividends, they must receive the preferred dividend at the stated rate prior to any dividends being paid on the common stock. Since the preferred shareholder receives a fixed dividend payment, the holder's position is much like that of the bondholder. Due to their fixed income features, preferred stock provides higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders. Preferred stock is rated like fixed income securities and the fund will only invest in investment-grade preferred stock that has a call feature that the investment adviser expects to be exercised by the issuer on the call date or that has a specified redemption date.


PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When the fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon the fund's attempt to exercise the put, the fund may have to treat the security's final maturity as its effective maturity. If that occurs, the security's price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for the fund. This also could lengthen the fund's overall average effective maturity. Standby commitments are types of puts.


QUALITY OF INVESTMENTS will be investment grade for at least 75% of the fund's assets. Investment-grade quality securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser pursuant to procedures adopted by the Board of Trustees. Sometimes an investment-grade quality security may be downgraded to a below investment-grade quality rating. If a security no longer has at least one investment-quality rating from an NRSRO, the investment adviser would reanalyze the security in light of the downgrade and determine whether the fund should continue to hold the security.


The fund also may invest up to 25% of its assets in lower-quality securities that are rated by at least one NRSRO in the fifth highest rating category (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser pursuant to procedures adopted by the Board of Trustees. Sometimes lower-quality securities may be downgraded to an even lower quality rating. If any of the fund's lower-quality securities are downgraded to below the sixth rating category, the investment adviser will promptly sell the security on behalf of the fund.


REPURCHASE AGREEMENTS involve the fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed to be investments in U.S. government securities.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.


REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by the fund. The fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The fund generally retains the right to interest and principal payments on the security. Because the fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.



The fund also may enter into mortgage dollar rolls, in which the fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the fund would forego principal and interest paid on the MBS during the roll period, the fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by the fund.


The mortgage dollar rolls and reverse repurchase agreements entered into by the fund may be used as arbitrage transactions in which the fund will maintain an offsetting position in short duration investment-grade debt obligations. Since the fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to the fund than those associated with other types of leverage. There can be no assurance that the fund's use of the cash it receives from a mortgage dollar roll will provide a positive return.

RISK MANAGEMENT TECHNIQUES used by the fund may include buying and selling futures and options contracts, entering into total return, asset and credit swaps, credit-linked notes and wrap agreements and investing in various types of derivative instruments. The fund may use risk management techniques, including derivative instruments, for any lawful purpose consistent with its investment objective, such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with the fund's investment objective and permitted by the fund's investment limitations, operating policies, and applicable regulatory authorities.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by the fund, including those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If the fund decides to purchase securities of other investment companies, the fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for the fund are currently restricted under federal regulations, and therefore, the extent to which the fund may invest in another mutual fund may be limited.

Funds in which the fund also may invest include unregistered or privately-placed funds, such as hedge funds and off-shore funds, and unit investment trusts. Hedge funds and off-shore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds may have greater ability to make investments or use investment techniques that offer a higher degree of investment return, such as leveraging, which also may subject fund assets to substantial risk to the investment principal. These types of funds, while not regulated by the SEC like mutual funds, may be indirectly supervised by the sources of their assets, which tend to be commercial and investment banks and other financial institutions. Investments in these types of funds also may be more difficult to sell, which could cause losses to the fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as one month. This means investors would not be able to sell their shares of a hedge fund until such time had past.


SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The fund may sell a security short only if the fund owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When a fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The fund also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.



If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Selling securities short against the box involves selling a security that the fund owns or has the right to acquire, for the delivery at a specified date in the future. If the fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.


SINKING FUNDS may be established by bond issuers to set aside a certain amount of money to cover timely repayment of bondholders' principal raised through a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a bond's sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond's maturity. The likelihood of this occurring is substantial during periods of falling interest rates.

SPREAD TRANSACTIONS may be used for hedging or managing risk. The fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the fund does not own, but which is used as a benchmark. The risk to the fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.


STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While the risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.



SWAP AGREEMENTS can be structured to increase or decrease the fund's exposure to long- or short-term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease the fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if the fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed-rate bonds, the swap would tend to decrease the fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of the fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from the fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from the fund, the fund must be prepared to make such payments when they are due. In order to help minimize risks, the fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require the fund to earmark or segregate appropriate assets in the amount of the accrued amounts owed under the swap. The fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), the Student Loan Marketing Association (SLMA or Sallie Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their prices to fluctuate.

VARIABLE AND FLOATING RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable rate demand security purchased by the fund. In addition, the fund may exercise only its demand rights at certain times. The fund could suffer losses in the event that the issuer defaults on its obligation.

WARRANTS are a type of security usually issued with bonds and preferred stock that entitles the holder to a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

WRAP AGREEMENTS may be entered into by the fund with insurance companies, banks or other financial institutions (wrapper providers). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement (covered assets) up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in the fund. The fund also pays a fee under the agreement, which reduces the rate as well.

Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in the fund's NAV. However, the fund's NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses the fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrapper provider also could default on its obligations under the agreement. Therefore, the fund will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that the fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board of Trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in the fund's NAV. All of these factors might result in a decline in the value of the fund's shares.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the Internal Revenue Code and avoid a certain excise tax, the fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             INVESTMENT LIMITATIONS

The following investment limitations are fundamental investment polices and restrictions and may be changed only by vote of a majority of the fund's outstanding voting shares.

THE FUND MAY NOT:

1) Purchase securities of any issuer, unless consistent with the maintenance of its status as a diversified investment management company under the Investment Company Act of 1940 Act (the 1940 Act), or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time; and

3) (i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than U.S. government securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows the fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in amount up to 33 1/3% of its total assets. The 1940 Act presently excludes temporary borrowings not in excess of 5% of the fund's total assets from this limitation on borrowings.

Lending. Under the 1940 Act, the fund may only make loans if expressly permitted by its investment policies. The fund's non-fundamental investment policy on lending is set forth below.

Underwriting. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.


Senior Securities. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.


The following are non-fundamental investment policies and restrictions and may be changed by the Board of Trustees.

THE FUND MAY NOT:

1)    Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.


Except with respect to the non-fundamental limitations on illiquid securities and borrowing, any subsequent change in net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.


                             MANAGEMENT OF THE FUND

The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., are as follows:


                           POSITION(S) WITH  PRINCIPAL OCCUPATIONS &
NAME/DATE OF BIRTH         THE TRUST         AFFILIATIONS
--------------------------------------------------------------------------------
CHARLES R. SCHWAB*         Chairman, Chief   Chairman and Co-Chief Executive
July 29, 1937              Executive         Officer, Director, The Charles
                           Officer and       Schwab Corporation; Chief
                           Trustee           Executive Officer, Director,
                                             Schwab Holdings, Inc.; Chairman,
                                             Director, Charles Schwab & Co.,
                                             Inc., Charles Schwab Investment
                                             Management, Inc.; Chairman, Schwab
                                             Retirement Plan Services, Inc.;
                                             Director, U.S. Trust Corporation,
                                             United States Trust Company of New
                                             York; Director until July 2001, The
                                             Charles Schwab Trust Company;
                                             Chairman and Director until January
                                             1999, Mayer & Schweitzer, Inc. (a
                                             securities brokerage subsidiary of
                                             The Charles Schwab Corporation);
                                             Director, The Gap, Inc. (a clothing
                                             retailer), Audiobase, Inc.
                                             (full-service audio solutions for
                                             the internet), Vodaphone AirTouch
                                             PLC (a telecommunications company),
                                             Siebel Systems (a software company)
                                             and Xign, Inc. (a developer of
                                             electronic payment systems).

JOHN P. COGHLAN*           President and     Vice Chairman and Executive Vice
May 6, 1951                Trustee           President, The Charles Schwab
                                             Corporation; Vice Chairman and
                                             Enterprise President, Retirement
                                             Plan Services and Services for
                                             Investment Managers, Charles
                                             Schwab & Co., Inc.; Chief
                                             Executive Officer and Director,
                                             Charles Schwab Investment
                                             Management, Inc.; President,
                                             Chief Executive Officer and
                                             Director, The Charles Schwab
                                             Trust Company; President and
                                             Director, TrustMark, Inc.;
                                             Director, Charles Schwab Asset
                                             Management (Ireland) Ltd.,
                                             Charles Schwab Worldwide Funds
                                             PLC, Performance Technologies,
                                             Inc., Schwab Retirement Plan
                                             Services, Inc.


----------
*     This trustee is an "interested person" of the trust.

DONALD F. DORWARD          Trustee           Chief Executive Officer, Dorward
September 23, 1931                           & Associates (corporate
                                             management, marketing and
                                             communications consulting
                                             firm).  From 1996 to 1999,
                                             Executive Vice President and
                                             Managing Director, Grey
                                             Advertising.  From 1990 to 1996,
                                             Mr. Dorward was President and
                                             Chief Executive Officer, Dorward
                                             & Associates (advertising and
                                             marketing/consulting firm).

ROBERT G. HOLMES           Trustee           Chairman, Chief Executive
May 15, 1931                                 Officer and Director, Semloh
                                             Financial, Inc. (international
                                             financial services and
                                             investment advisory firm).

DONALD R. STEPHENS         Trustee           Managing Partner, D.R. Stephens
June 28, 1938                                & Company (investments).  Prior
                                             to 1996, Chairman and Chief
                                             Executive Officer of North American
                                             Trust (real estate investment
                                             trust).

MICHAEL W. WILSEY          Trustee           Chairman and Chief Executive
August 18, 1943                              Officer, Wilsey Bennett, Inc.
                                             (truck and air transportation, real
                                             estate investment and management,
                                             and investments).

MARIANN BYERWALTER         Trustee           Vice President for Business
August 13, 1960                              Affairs and Chief Financial
                                             Officer, Stanford University
                                             (higher education). Prior to
                                             February 1996, Ms. Byerwalter was
                                             Chief Financial Officer of Eureka
                                             Bank (savings and loans) and Chief
                                             Financial Officer and Chief
                                             Operating Officer of America First
                                             Eureka Holdings, Inc. (holding
                                             company). Ms. Byerwalter also is on
                                             the Board of Directors of America
                                             First Companies, Omaha, NE (venture
                                             capital/fund management) and
                                             Redwood Trust, Inc. (mortgage
                                             finance), and is Director of
                                             Stanford Hospitals and Clinics, SRI
                                             International (research) and
                                             LookSmart, Ltd. (an Internet
                                             infrastructure company).

WILLIAM A. HASLER          Trustee           Co-Chief Executive Officer,
November 22, 1941                            Aphton Corporation
                                             (bio-pharmaceuticals). Prior to
                                             August 1998, Mr. Hasler was Dean of
                                             the Haas School of Business at the
                                             University of California, Berkeley
                                             (higher education). Mr. Hasler also
                                             is on the Board of Directors of
                                             Solectron Corporation
                                             (manufacturing), Tenera, Inc.
                                             (services and software), Airlease
                                             Ltd. (aircraft leasing) and Mission
                                             West Properties (commercial real
                                             estate).

GERALD B. SMITH            Trustee           Chairman and Chief Executive
September 28, 1950                           Officer and founder of Smith
                                             Graham & Co. (investment
                                             advisors).  Mr. Smith is also on
                                             the Board of Directors of
                                             Pennzoil-Quaker State Company
                                             (oil and gas) and Rorento N.V.
                                             (investments -- Netherlands), and
                                             is a member of the audit
                                             committee of Northern Border
                                             Partners, L.P., a subsidiary of
                                             Enron Corp. (energy).

JEREMIAH H. CHAFKIN*       Executive Vice    Executive Vice President, Asset
May 9, 1959                President, Chief  Management Products and
                           Operating         Services, Charles Schwab & Co.,
                           Officer and       Inc.; President and Chief
                           Trustee           Operating Officer, Charles
                                             Schwab Investment Management, Inc.;
                                             Director, Charles Schwab Asset
                                             Management (Ireland) Ltd. Prior to
                                             September 1999, Mr. Chafkin was
                                             Senior Managing Director, Bankers
                                             Trust Company.

TAI-CHIN TUNG              Treasurer and     Senior Vice President and Chief
March 7, 1951              Principal         Financial Officer, Charles
                           Financial Officer Schwab Investment Management,
                                             Inc.; Vice President, The
                                             Charles Schwab Trust Company.
                                             From 1994 to 1996, Ms. Tung was
                                             Controller for Robertson
                                             Stephens Investment Management,
                                             Inc.

STEPHEN B. WARD            Senior Vice       Senior Vice President and Chief
April 5, 1955              President and     Investment Officer, Charles
                           Chief Investment  Schwab Investment Management,
                           Officer           Inc.; Chief Investment Officer,
                                             The Charles Schwab Trust Company.

KOJI E. FELTON             Secretary         Senior Vice President, Chief
March 13, 1961                               Counsel and Assistant Corporate
                                             Secretary, Charles Schwab
                                             Investment Management, Inc.
                                             Prior to June 1998, Mr. Felton
                                             was a Branch Chief in
                                             Enforcement at the U.S.
                                             Securities and Exchange
                                             Commission in San Francisco.



----------
*     This trustee is an "interested person" of the trust.



Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

The fund is overseen by a Board of Trustees. The Board of Trustees meets regularly to review the fund's activities, contractual arrangements and performance. The Board of Trustees is responsible for protecting the interests of the fund's shareholders. The following table provides information as of the fiscal year ended August 31, 2001, concerning compensation of the trustees. Unless otherwise stated, information is for the fund complex, which included 44 funds as of August 31, 2001.

                                 ($)           Pension or          ($)
                              Aggregate        Retirement         Total
 Name of Trustee             Compensation       Benefits       Compensation
                               from the        Accrued as       from Fund
                                 Fund         Part of Fund       Complex
                                                Expenses
--------------------------------------------------------------------------------
Charles R. Schwab                 0               N/A               0

Steven L. Scheid 1                0               N/A               0

John P. Coghlan 2                 0               N/A               0

Jeremiah H. Chafkin               0               N/A               0

Mariann Byerwalter             $1,564             N/A           $146,100

Donald F. Dorward              $1,564             N/A           $146,100

William A. Hasler              $1,564             N/A           $146,100

Robert G. Holmes               $1,564             N/A           $146,100

Gerald B. Smith                $1,564             N/A           $146,100

Donald R. Stephens             $1,564             N/A           $146,100

Michael W. Wilsey              $1,566             N/A           $146,196


1 Resigned from the Board effective November 21, 2000.
2 Appointed to the Board on November 21, 2000.


                           DEFERRED COMPENSATION PLAN


Trustees who are not "interested persons" of the trust ("independent trustees") may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee. Currently, none of the independent trustees have elected to participate in this plan.


                                 CODE OF ETHICS

The fund, its investment adviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the fund or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the fund. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of October 23, 2001, the officers and trustees of Schwab YieldPlus Fund-Select Shares and Schwab YieldPlus Fund - Investor Shares, as a group owned of record or beneficially, less than 1% of the outstanding voting securities of the fund's class of shares.



As of October 23, 2001, no persons or entities owned, directly or beneficially, more than 5% of the shares of the fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the fund's investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreements) between it and the trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to the fund, the investment adviser is entitled to receive a graduated annual fee payable monthly based on the fund's average daily net assets as described below.

First $500 million - 0.35%
More than $500 million - 0.30%


For the fiscal years ended August 31, 2000 and 2001, the fund paid investment advisory fees of $194,000, (fees were reduced by $435,000), and $795,000, (fees were reduced by $686,000), respectively.


The investment adviser and Schwab have contractually guaranteed that, through at least November 15, 2002, the total operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares of the fund will not exceed 0.55% and 0.40%, respectively, of average daily net assets.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the fund and is the trust's agent for the purpose of the continuous offering of the fund's shares. The fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the fund's prospectuses, financial reports and other informational literature about the fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under the contract with the fund, Schwab is entitled to receive an annual fee, payable monthly from the fund, in the amount of 0.05% of the fund's average daily net assets. For the services performed as shareholder services agent under its contract with the fund, Schwab is entitled to receive an annual fee, payable monthly from each class of shares of the fund, in the amount of 0.20% of the Investor Shares' average daily net assets and 0.05% of the Select Shares' average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, 8800 Tinicum Blvd., Third Floor Suite 200, Philadelphia, PA 19153, serves as custodian for the fund and PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as fund accountant.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the fund. The accountants maintain the books and records related to the fund's transactions.

                             INDEPENDENT ACCOUNTANT


The fund's independent accountant, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the trust and reviews certain regulatory reports and the fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. The fund's audited financial statements for the fiscal year ending August 31, 2001, will be included in the fund's annual report that is supplied with the SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, the fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (short-term securities) are excluded.


The portfolio turnover rates for the Schwab YieldPlus Fund(R) for the fiscal years ended August 31, 2000 and 2001 were 81% and 106%, respectively.


                             PORTFOLIO TRANSACTIONS


The fund paid no brokerage commissions in the last fiscal year.

In effecting securities transactions for the fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the Board of Trustees, the investment adviser will select brokers and dealers for the fund on the basis of a number of factors, including, for example, price paid for securities, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its clients.

The fund expects that purchases and sales of portfolio securities will usually be principal transactions. Securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The investment decisions for the fund are reached independently from those for other accounts managed by the investment adviser. Such other accounts also may make investments in instruments or securities at the same time as the fund. When two or more accounts managed by the investment adviser have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases, this procedure may affect the size or price of the position obtainable for the fund. However, it is the opinion of the Board of Trustees that the benefits conferred by the investment adviser outweigh any disadvantages that may arise from exposure to simultaneous transactions.

In an attempt to obtain best execution for the fund, the investment adviser may place orders directly with market makers or with third market brokers such as Instinet, which is a computer subscriber service, or brokers on an agency basis. Placing orders with third market brokers may enable the fund to trade directly with other institutional holders on a net basis. At times, this may allow the fund to trade larger blocks than would be possible trading through a single market maker.

                            DESCRIPTION OF THE TRUST

The fund is a series of Schwab Investments. Schwab Investments was organized under Massachusetts law on October 26, 1990.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by the fund or share class. The fund's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.


The fund may hold special shareholder meetings, which may cause the fund to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provides that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that the fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

   PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS AND PRICING OF SHARES

                   PURCHASING AND REDEEMING SHARES OF THE FUND


The fund is open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2002:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the fund's transfer agent prior to the close of the NYSE's trading session will be executed that day at the fund's (or classes') share price calculated that day. On any day that the NYSE closes early the fund reserves the right to advance the time by which purchase, redemption and exchanges orders must be received by the fund's transfer agent that day in order to be executed that day at that day's share price.


As long as the fund or Schwab follows reasonable procedures to confirm that your telephone or Internet order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The fund's share price and principal value change, and when you sell your shares they may be worth less than what you paid for them.

The fund reserves the right to waive the early redemption fee for certain tax-advantaged retirement plans.

The fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

                          EXCHANGING SHARES OF THE FUND

Shares of any Schwab Fund, including any class of shares, may be sold and shares of any other Schwab Fund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(TM) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your account agreement or by direct order as long as you meet the minimums for direct investments.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES


The fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the fund's Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.


                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUND

It is the fund's policy to qualify for taxation as a RIC by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, the fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the fund does not qualify as a RIC under the Code, it will be subject to federal income tax, at regular corporate rates, on its net income, including any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, the fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The fund's transactions in futures contracts, options and certain other investment activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to the fund, defer its losses, cause adjustments in the holding periods of the fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the fund and its shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the fund.



Any dividends declared by the fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Distributions of net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Because the fund's income is expected to consist of interest rather than dividends, it is anticipated that no portion of its distributions will generally be eligible for the dividends-received deduction. The fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the United States for 183 days or more. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

                     GENERAL STATE AND LOCAL TAX INFORMATION

Distributions by the fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investments in the fund.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, the fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

                            Standardized Total Return


                             Average Annual Total       Average Annual Total
                             Return for 1 year ended    Return from commencement
                             August 31, 2001            of operations* to
                                                        August 31, 2001
Schwab YieldPlus Fund(R)
     Investor Shares                7.33%                       6.65% +
     Select Shares                  7.50%                       6.81% +


*     October 1, 1999 for Schwab YieldPlus Fund.
+     Not annualized.

An after-tax total return for the fund may be calculated by taking the fund's total return and subtracting applicable federal taxes from the portions of the fund's total return attributable to capital gain and ordinary income distributions. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

The fund may advertise the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

The fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the end of the fiscal year.

                     Nonstandardized Cumulative Total Return


                                  Cumulative Total Return from commencement of
                                  operations* to August 31, 2001
Schwab YieldPlus Fund(R)
     Investor Shares                                13.17%
     Select Shares                                  13.50%


*     October 1, 1999 for Schwab YieldPlus Fund.





                                  30-Day Yield



                                        30-day period ended August 31, 2001
Schwab YieldPlus Fund
     Investor Shares                                  5.14%
     Select Shares                                    5.28%

A 30-day yield is calculated by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:



       a-b
       ---
YIELD=2[(cd+1) to the power of 6)-1]






Where:
a = dividends and interest earned during the period.
b = expenses accrued for the period (net of reimbursements).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d = the maximum offering price per share on the last day of the period.



The performance of the fund may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments and measures for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the fund's performance to be higher or lower than that of an index.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

From time to time, the fund may report the percentage of its assets that fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                                   FITCH, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                   FITCH, INC.

Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

An S&P A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

                                     PART C
                                OTHER INFORMATION
                               SCHWAB INVESTMENTS

Item 23. Exhibits.
(a)  Articles of                       Agreement and Declaration of Trust, dated October 26,
     Incorporation                     1990, was electronically filed and is incorporated by
                                       reference to Exhibit 1, File No. 811-6200, of
                                       Post-Effective Amendment No. 22 to Registrant's
                                       Registration Statement on Form N-1A,
                                       filed on December 30, 1997.

(b)  By-Laws                           Amended and Restated By-Laws were electronically filed and are incorporated by reference to Exhibit 2, File No.
                                       811-6200, of Post-Effective Amendment No. 22 to
                                       Registrant's Registration Statement on Form N-1A, filed on
                                       December 30, 1997.

(c)  Instruments              (i)      Article III, Section 5, Article V, Article VI, Article
     Defining Rights of                VIII, Section 4 and Article IX, Sections 1, 5 and 7 of the
     Security Holders                  Agreement and Declaration of Trust were filed and are
                                       incorporated by reference to Exhibit 1, File No. 811-6200, of Post-Effective Amendment No. 22 to Registrant's
                                       Registration Statement on Form N-1A, filed on December 30,
                                       1997.

                              (ii)     Article 9, Article 10, Section 6, and Article 11 of the
                                       Amended and Restated By-Laws were filed and are
                                       incorporated by reference to Exhibit 2, File No.
                                       811-6200, of Post-Effective Amendment No. 22 to
                                       Registrant's Registration Statement on Form N-1A filed
                                       on December 30, 1997.

(d)  Investment Advisory      (i)      Investment Advisory and Administration Agreement between
     Contracts                         Registrant and Charles Schwab Investment Management, Inc.
                                       (the "Investment Manager") and Schedules B and C were
                                       electronically filed and are incorporated by reference to
                                       Exhibit 5(a), File No. 811-6200, of Post-Effective
                                       Amendment No. 22 to Registrant's Registration Statement on
                                       Form N-1A, filed on December 30, 1997.

                              (ii)     Amended Schedules A and D to Investment Advisory and
                                       Administration Agreement referred to at Exhibit (d)(i)
                                       above was electronically filed and is incorporated by
                                       reference to Exhibit (d) (ii), File No. 811-6200, of
                                       Post-Effective Amendment No. 29 to Registrant's
                                       Registration Statement on Form N-1A, filed on July 21,
                                       1999.


Part C

(e)  Underwriting             (i)      Distribution Agreement between Registrant and Charles
     Contracts                         Schwab & Co., Inc. ("Schwab") was electronically filed and is incorporated by reference to Exhibit 6, File No.
                                       811-6200, of Post-Effective Amendment No. 22 to
                                       Registrant's Registration Statement on Form N-1A, filed on
                                       December 30, 1997.

                              (ii)     Amended Schedule A to the Distribution Agreement was
                                       electronically filed and is incorporated by reference to
                                       Exhibit (e) (ii), File No. 811-6200, of Post-Effective
                                       Amendment No. 29 to Registrant's Registration Statement on
                                       Form N-1A, on July 21, 1999.

(f)  Bonus or Profit                   Inapplicable.
     Sharing Contracts

(g)  Custodian Agreements     (i)      Custodian Services Agreement between Registrant and PNC
                                       Bank, National Association (formerly Provident National
                                       Bank) was electronically filed and is incorporated by
                                       reference to Exhibit 8(a), File No. 811-6200, of
                                       Post-Effective Amendment No. 22 to Registrant's
                                       Registration Statement on Form N-1A, filed on December 30,
                                       1997.

                              (ii)     Amendment No. 1 to Custodian Services Agreement referred
                                       to at Exhibit g(i) above was filed and is incorporated by
                                       reference to Exhibit 8(b), File No. 811-6200, of
                                       Post-Effective Amendment No. 13 to Registrant's
                                       Registration Statement on Form N-1A, filed on December 29,
                                       1996.

                              (iii)    Amendment No. 2 to Custodian Services Agreement referred
                                       to at Exhibit (g)(i) above was filed and is incorporated
                                       by reference to Exhibit 8(c), File No. 811-6200, of
                                       Post-Effective Amendment No.14 to Registrant's
                                       Registration Statement on Form N-1A, filed on December 30,
                                       1996.

                              (iv)     Amended Schedule A to the Custodian Services Agreement
                                       referred to at Exhibit (g)(i) above was electronically
                                       filed and is incorporated by reference to Exhibit
                                       (g)(iv), File No. 811-6200, of Post-Effective Amendment
                                       No. 29 to Registrant's Registration Statement on Form
                                       N-1A, filed on July 21, 1999.

                              (v)      Transfer Agency Agreement between the Registrant and
                                       Schwab and Schedule B were electronically filed and are
                                       incorporated by reference to Exhibit 8(e), File No.
                                       811-6200, of Post-Effective Amendment No. 22 to
                                       Registrant's Registration Statement on Form N-1A, filed on
                                       December 30, 1997.

Part C

                              (vi)     Amended Schedules A and C to the Transfer Agency
                                       Agreement referred to at Exhibit (g)(v) above were
                                       electronically filed and are incorporated by reference
                                       to Exhibit (g)(vi), File No. 811-6200, of Post-Effective
                                       Amendment No. 29 to Registrant's Registration Statement
                                       on Form N1-1A, filed on July 21, 1999.

                              (vii)    Shareholder Service Agreement between the Registrant and
                                       Schwab and Schedule B were electronically filed and are
                                       incorporated by reference to Exhibit 8(g), File No.
                                       811-6200, of Post-Effective Amendment No. 22 to
                                       Registrant's Registration Statement on Form N-1A, filed
                                       on December 30, 1997.

                              (viii)   Schedules A and C to the Shareholder Service Agreement
                                       between the Registrant and Schwab referenced at Exhibit
                                       (g)(vii) above were electronically filed and are
                                       incorporated by reference to Exhibit (g)(viii), File No.
                                       811-6200, of Post-Effective Amendment No. 29 to
                                       Registrant's Registration Statement on Form N-1A, filed
                                       on July 21, 1999.

                              (ix)     Accounting Services Agreement between Registrant and
                                       Provident Financial Processing Corporation was
                                       electronically filed and is incorporated by reference to
                                       Exhibit 8(i), File No. 811-6200, of Post-Effective
                                       Amendment No. 22 to Registrant's Registration Statement on
                                       Form N-1A filed on December 30, 1997.

                              (x)      Amendment No. 1 to Accounting Services Agreement referred
                                       to at Exhibit (g)(ix) above was filed and is incorporated
                                       by reference to Exhibit 8(j), File No. 811-6200, of
                                       Post-Effective Amendment No. 13 to Registrant's
                                       Registration Statement on Form N-1A, filed on December 29,
                                       1996.

                              (xi)     Amendment No. 2 to Accounting Services Agreement referred
                                       to at Exhibit (g)(ix) above was filed and is incorporated
                                       by reference to Exhibit 8(k), File No. 811-6200, of
                                       Post-Effective Amendment No. 14 to Registrant's
                                       Registration Statement on Form N-1A, filed on December 30,
                                       1996.

                              (xii)    Amended Custodian Services Fee Agreement dated November
                                       1, 1998, by and between the Registrant and PNC Bank,
                                       National Association, is incorporated herein by
                                       reference to Exhibit (g)(xii), File No. 811-6200, of
                                       Post-Effective Amendment No. 27 to Registrant's
                                       Registration Statement on Form N-1A, electronically
                                       filed on December 30, 1998.

Part C

                              (xiii)   Schedule A to the Custodian Services Fee Agreement between the registrant and PNC Bank, National Association and
                                       PFPC, Inc. was electronically filed and is incorporated by reference to Exhibit (g)(xiv), File No. 811-6200, of
                                       Post-Effective Amendment No. 29 to Registrant's
                                       Registration Statement on Form N-1A, filed on July 21,
                                       1999.

                              (xiv)    Accounting Services Agreement with SEI Fund Resources
                                       dated April 1, 1998, was electronically filed and is
                                       incorporated herein by reference to Exhibit g (xiii),
                                       File No. 811-6200, of Post-Effective Amendment No. 27 to
                                       Registrant's Registration Statement on Form N-1A,
                                       electronically filed on December 30, 1998.

                              (xv)     Amended Schedule A of the Accounting Services Agreement
                                       between the Registrant and SEI Fund Resources was
                                       electronically filed and is incorporated by reference to
                                       Exhibit (g)(xvi), File No. 811-6200, of Post-Effective
                                       Amendment No. 29 to Registrant's Registration Statement
                                       on Form N-1A, filed on July 21, 1999.

                              (xvi)    Amendment No. 1 to the Accounting Services Agreement dated
                                       December 17, 1998, by and between Schwab Capital Trust,
                                       Schwab Annuity Portfolios, Schwab Investments and SEI Fund
                                       Resources was electronically filed and is incorporated by
                                       reference to exhibit (g)(xvii), File No. 811-6200, of
                                       Post-Effective Amendment No. 29 to Registrant's
                                       Registration Statement on Form N-1A, filed on July 21,
                                       1999.

(h)  Other Material                    Inapplicable.
     Contracts

(i)  Legal Opinion                     Opinion of Counsel filed herewith as Exhibit (i)

(j)  Other Opinions                    Auditors' consent filed herewith as Exhibit (j)

(k)  Omitted Financial                 Inapplicable.
     Statements

(l)  Initial Capital          (i)      Purchase Agreement relating to shares of the Schwab 1000
     Agreement                         Fund was electronically filed and is incorporated by
                                       reference to Exhibit (l)(i), File No. 811-6200, of
                                       Post-Effective Amendment No. 29 to Registrant's
                                       Registration Statement on Form N-1A, filed on July 21, 1999.



Part C

                              (ii)     Purchase Agreement relating to shares of the Schwab
                                       Short-Term Bond Market Index Fund (formerly Schwab
                                       Short/Intermediate Government Bond Fund) was
                                       electronically filed and incorporated by reference to
                                       Exhibit (l)(ii), File No. 811-6200, of Post-Effective
                                       Amendment No. 29 to Registrant's Registration Statement
                                       on Form N-1A, filed on July 21, 1999.

                              (iii)    Purchase Agreement relating to shares of the Schwab
                                       California Long-Term Tax-Free Bond Fund (formerly Schwab
                                       California Tax Free Bond Fund) was electronically filed
                                       and is incorporated by reference to Exhibit (l)(iii),
                                       File No. 811-6200, of Post-Effective Amendment No. 29 to
                                       Registrant's Registration Statement on Form N-1A, filed
                                       on July 21, 1999.

                              (iv)     Purchase Agreement relating to shares of the Schwab
                                       Long-Term Tax-Free Bond Fund (formerly Schwab National
                                       Tax Free Bond Fund) was electronically filed and is
                                       incorporated by reference to Exhibit (l)(iv), File No.
                                       811-6200, of Post-Effective Amendment No. 29 to
                                       Registrant's Registration Statement on Form N-1A, filed
                                       on July 21, 1999.

                              (v)      Purchase Agreement relating to shares of the Schwab
                                       Short/Intermediate Tax-Free Bond Fund, Schwab California
                                       Short/Intermediate Tax-Free Bond Fund and Schwab Total
                                       Bond Market Index Fund (formerly, Schwab Long-Term
                                       Government Bond Fund) was electronically filed and is
                                       incorporated by reference to Exhibit 13, File No.
                                       811-6200, to Post-Effective Amendment No. 22 to
                                       Registrant's Registration Statement on Form N-1A filed on
                                       December 30, 1997.

                              (vi)     Purchase Agreement relating to shares of the Schwab
                                       YieldPlus Fund(R) was electronically filed and is
                                       incorporated by reference to Exhibit (l)(vi) of
                                       Post-Effective Amendment No. 29, File No. 811-6200, to
                                       Registrant's Registration Statement on Form N-1A, filed on
                                       July 21, 1999.

(m)  Rule 12b-1 Plan                   Inapplicable.

(n)  Financial Data                    Inapplicable.
     Schedule

(o)  Rule 18f-3 Plan                   Registrant's Amended and Restated Multiple Class Plan for
                                       Investor and Select Shares of Schwab 1000 Fund(R) and
                                       Schwab YieldPlus Fund(R) was electronically filed and is
                                      incorporated by reference to Exhibit (o)(i) of
                                       Post-Effective Amendment No. 29 to Registrant's
                                       Registration Statement on Form N-1A, filed on July 21,
                                       1999.

Part C

(p)  Power of Attorney        (i)      Power of Attorney executed by Mariann Byerwalter, February
                                       14, 2001, to Post-Effective Amendment No. 36 to
                                       Registrant's Statement on Form N-1A, electronically filed
                                       on February 26, 2001, is incorporated herein by reference
                                       to Exhibit (p)(i), File No. 811-6200.

                              (ii)     Power of Attorney executed by William A. Hasler,
                                       February 14, 2001, to Post-Effective Amendment No. 36 to
                                       Registrant's Statement on Form N-1A, electronically
                                       filed on February 26, 2001, is incorporated herein by
                                       reference to Exhibit (p)(ii), File No. 811-6200

                              (iii)    Power of Attorney executed by Gerald B. Smith, February
                                       14, 2001, to Post-Effective Amendment No. 36 to
                                       Registrant's Statement on Form N-1A, electronically
                                       filed on February 26, 2001, is incorporated herein by
                                       reference to Exhibit (p)(iii), File No. 811-6200

                              (iv)     Power of Attorney executed by Charles R. Schwab, November
                                       21, 2000, to Post-Effective Amendment No. 35 to the
                                       Registrant's Registration Statement on Form N-1A,
                                       electronically filed on December 11, 2000, is incorporated herein by reference to Exhibit (p)(iv), File No. 811-6200.

                              (v)      Power of Attorney executed by Jeremiah H. Chafkin,
                                       November 21, 2000, to Post-Effective Amendment No. 35 to
                                       the Registrant's Registration Statement on Form N-1A,
                                       electronically filed on December 11, 2000, is incorporated herein by reference to Exhibit (p)(v), File No. 811-6200.

                              (vi)     Power of Attorney executed by John Coghlan, November 21,
                                       2000, to Post-Effective Amendment No. 35 to the
                                       Registrant's Registration Statement on Form N-1A,
                                       electronically filed on December 11, 2000, is incorporated herein by reference to Exhibit (p)(vi), File No. 811-6200.

                              (vii)    Power of Attorney executed by Donald F. Doward, February
                                       14, 2001, to Post-Effective Amendment No. 36 to
                                       Registrant's Statement on Form N-1A, electronically filed
                                       on February 26, 2001, is incorporated herein by reference
                                       to Exhibit (p)(vii), File No. 811-6200.

                              (viii)   Power of Attorney executed by Robert G. Holmes, February
                                       14, 2001, to Post-Effective Amendment No. 36 to
                                       Registrant's Statement on Form N-1A, electronically filed
                                       on February 26, 2001, is incorporated herein by reference
                                       to Exhibit (p)(viii), File No. 811-6200.

Part C

                              (ix)     Power of Attorney executed by Donald R. Stephens, February
                                       14, 2001, to Post-Effective Amendment No. 36 to
                                       Registrant's Statement on Form N-1A, electronically filed
                                       on February 26, 2001, is incorporated herein by reference
                                       to Exhibit (p)(ix), File No. 811-6200.

                              (x)      Power of Attorney executed by Michael W. Wilsey, February
                                       14, 2001, to Post-Effective Amendment No. 36 to
                                       Registrant's Statement on Form N-1A, electronically filed
                                       on February 26, 2001, is incorporated herein by reference
                                       to Exhibit (p)(x), File No. 811-6200.

                              (xi)     Power of Attorney executed by Tai-Chin Tung, February 14,
                                       2001, to Post-Effective Amendment No. 36 to Registrant's
                                       Statement on Form N-1A, electronically filed on February
                                       26, 2001, is incorporated herein by reference to Exhibit
                                       (p)(xi), File No. 811-6200.

                              (xii)    Certificate of Assistant Secretary executed by Alice L.
                                       Schulman, August 20, 2001, to Post-Effective Amendment No.
                                       37 to Registrant's Statement on Form N-1A electronically
                                       filed on August 28, 2001, is incorporated herein by
                                       reference to Exhibit (p)(xii), File No. 811-6200.

(q)  Code of Ethics           (i)      Code of Ethics adopted by Registrant, Charles Schwab
                                       Investment Management Inc. and Charles Schwab & Co., Inc.
                                       April 24, 2000, to Post-Effective Amendment No. 36 to
                                       Registrant's Statement on Form N-1A, electronically filed
                                       on February 27, 2001, is incorporated herein by reference
                                       to Exhibit (a)(i), File No. 811-6200.


Item 24. Persons Controlled by or under Common Control with the Registrant.

The Charles Schwab Family of Funds (the "Schwab Fund Family"), Schwab Capital Trust and Schwab Annuity Portfolios are each Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each is advised by the Investment Manager and employs Schwab as principal underwriter, transfer agent and shareholder services agent. As a result, The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios may each be deemed to be under common control with Registrant.

Item 25. Indemnification.

Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated herein by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any

Part C
person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Manager

Registrant's investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to The Charles Schwab Family of Funds, Schwab Capital Trust, and Schwab Annuity Portfolios, each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to Registrant, The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future as well as provider of advisory services to the Schwab Fund for Charitable Giving and to Charles Schwab Asset Management (Ireland) Limited.

The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser
(CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below. In addition, the name and position of each director and/or senior or executive officer of the Registrant's principal underwriter Schwab & Co. Inc. is listed below.


Name and Position
with Registrant                 Name of Company                             Capacity
---------------------------------------------------------------------------------------------------------
Charles R. Schwab,              Charles Schwab & Co., Inc.                  Chairman, Director
Chairman, Chief Executive
Officer and Trustee
                                The Charles Schwab Corporation              Chairman and Co-Chief
                                                                            Executive Officer, Director


Part C

Name and Position
with Registrant                 Name of Company                             Capacity
---------------------------------------------------------------------------------------------------------
                                Charles Schwab Investment Management,       Chairman, Director
                                Inc.
                                Schwab Holdings, Inc.                       Chief Executive Officer,
                                                                            Director

                                Charles Schwab Limited (U.K.)               Chairman and Chief
                                                                            Executive Officer

                                Schwab International Holdings, Inc.         Chairman and Chief
                                                                            Executive Officer

                                Schwab (SIS) Holdings, Inc. I               Chairman and Chief
                                                                            Executive Officer

                                U.S. Trust Corporation                      Director

                                United States Trust Company of New          Director
                                York

                                The Gap, Inc.                               Director

                                Audiobase, Inc.                             Director

                                Vodaphone AirTouch PLC                      Director

                                Siebel Systems                              Director

                                Xign, Inc.                                  Director

                                The Charles Schwab Trust Company            Director until July 2001

                                Mayer & Schweitzer, Inc.                    Chairman and Director
                                                                            until January 1999

                                Schwab Retirement Plan Services, Inc.       Chairman, Director until
                                                                            January 1999

                                Performance Technologies, Inc.              Chairman, Director until
                                                                            January 1999

                                TrustMark, Inc.                             Chairman and Director
                                                                            until January 1999

David S. Pottruck               Charles Schwab & Co., Inc.                  President and Chief
                                                                            Executive Officer, Director


Part C

Name and Position
with Registrant                 Name of Company                             Capacity
---------------------------------------------------------------------------------------------------------
                                The Charles Schwab Corporation              President and Co-Chief
                                                                            Executive Officer, Director

                                Charles Schwab Investment Management,       Director
                                Inc.
                                U.S. Trust Corporation                      Director

                                United States Trust Company of New          Director
                                York

                                Schwab (SIS) Holdings, Inc. I               President and Chief
                                                                            Operating Officer

                                Schwab Holdings, Inc.                       President and Chief
                                                                            Operating Officer, Director

                                Schwab International Holdings, Inc.         President and Chief
                                                                            Operating Officer

                                Schwab Retirement Plan Services, Inc.       Director until January 1999

                                Charles Schwab Limited (U.K.)               Director until January 1999

                                Mayer & Schweitzer, Inc.                    Director until January 1999

                                Performance Technologies, Inc.              Director until January 1999

                                TrustMark, Inc.                             Director until January 1999

John P. Coghlan                 Charles Schwab & Co., Inc.                  Vice Chairman and
President and Trustee                                                       Enterprise President -
                                                                            Retirement Plan Services
                                                                            and Services for
                                                                            Investment Managers

                                Charles Schwab Investment Management,       Chief Executive Officer
                                Inc.                                        and  Director

                                The Charles Schwab Corporation              Vice Chairman and
                                                                            Executive Vice President

                                The Charles Schwab Trust Company            President, Chief Executive
                                                                            Officer and Director

                                TrustMark, Inc.                             President and Director


Part C

Name and Position
with Registrant                 Name of Company                             Capacity
---------------------------------------------------------------------------------------------------------
                                Charles Schwab Asset Management             Director
                                (Ireland) Ltd.

                                Charles Schwab Worldwide Funds PLC          Director

                                Performance Technologies, Inc.              Director

                                Schwab Retirement Plan Services, Inc.       Director

Willie C. Bogan                 The Charles Schwab Corporation              Assistant Corporate
                                                                            Secretary

                                Charles Schwab & Co., Inc.                  Vice President and
                                                                            Assistant Corporate
                                                                            Secretary

                                Charles Schwab Investment Management,       Assistant Corporate
                                Inc.                                        Secretary

                                The Charles Schwab Trust Company            Assistant Corporate
                                                                            Secretary until February
                                                                            2000

Jeremiah H. Chafkin,            Charles Schwab & Co., Inc.                  Executive Vice President,
Executive Vice President,                                                   Asset Management Products
Chief Operating Officer                                                     and Services.  Prior to
and Trustee                                                                 September 1999, Mr.
                                                                            Chafkin was Senior
                                                                            Managing Director, Bankers
                                                                            Trust Company.

                                Charles Schwab Investment Management,       President and Chief
                                Inc.                                        Operating Officer

                                Charles Schwab Asset Management             Director
                                (Ireland) Ltd.

Karen W. Chang                  Charles Schwab & Co., Inc.                  Enterprise President -
                                                                            General Investor Services

Koji E. Felton,                 Charles Schwab Investment Management,       Senior Vice President,
Secretary                       Inc.                                        Chief Counsel and
                                                                            Assistant Corporate
                                                                            Secretary

Christopher V. Dodds            Charles Schwab & Co., Inc.                  Executive Vice President
                                                                            and Chief Financial Officer

Carrie Dwyer                    Charles Schwab & Co., Inc.                  Executive Vice President -
                                                                            Corporate Oversite and
                                                                            Corporate Secretary


Part C

Name and Position
with Registrant                 Name of Company                             Capacity
---------------------------------------------------------------------------------------------------------
Lon Gorman                      Charles Schwab & Co., Inc.                  Vice Chairman and
                                                                            Enterprise President -
                                                                            Capital Markets and Trading

James M. Hackley                Charles Schwab & Co., Inc.                  Executive Vice President -
                                                                            Retail Client Services

Daniel O. Leemon                Charles Schwab & Co., Inc.                  Executive Vice President
                                                                            and Chief Strategy Officer

Dawn G. Lepore                  Charles Schwab & Co., Inc.                  Vice Chairman, Executive
                                                                            Vice President and Chief
                                                                            Information Officer

Susanne D. Lyons                Charles Schwab & Co., Inc.                  Executive Vice President
                                                                            and Chief Marketing Officer

Frederick E. Matteson           Charles Schwab & Co., Inc.                  Executive Vice President -
                                                                            Schwab Technology Services

John P. McGonigle               Charles Schwab & Co., Inc.                  Executive Vice President -
                                                                            Mutual Funds

Geoffrey J. Penney              Charles Schwab & Co., Inc.                  Executive Vice President -
                                                                            Financial Products and
                                                                            International Technology

George A. Rich                  Charles Schwab & Co., Inc.                  Executive Vice President -
                                                                            Human Resources

Gideon Sasson                   Charles Schwab & Co., Inc.                  Enterprise President -
                                                                            Brokerage Operations

Elizabeth G. Sawi               Charles Schwab & Co., Inc.                  Executive Vice President
                                                                            and Chief Administrative
                                                                            Officer

Tai-Chin Tung,                  Charles Schwab Investment Management,       Senior Vice President and
Treasurer and Principal         Inc.                                        Chief Financial Officer
Financial Officer

                                The Charles Schwab Trust Company            Vice President

Stephen B. Ward,                Charles Schwab Investment Management,       Senior Vice President and
Senior Vice President and       Inc.                                        Chief Investment Officer
Chief Investment Officer


Part C

Name and Position
with Registrant                 Name of Company                             Capacity
---------------------------------------------------------------------------------------------------------
                                The Charles Schwab Trust Company            Chief Investment Officer


Item 27. Principal Underwriters.


              (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab also acts as principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and intends to act as such for any other investment company which Schwab may sponsor in the future.


              (b) See Item 26(b) for information on each director and/or senior or executive officer of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

              (c) Not applicable.

Item 28. Location of Accounts and Records.

              All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant; Registrant's investment manager and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's Custodian, PFPC Trust Company, 8800 Tinicum Blvd., Third Floor Suite 200, Philadelphia, Pennsylvania 19153; Registrant's fund accountants, PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 or SEI Fund Resources, Oaks, Pennsylvania; or Ropes & Gray, 1301 K Street, N.W., Suite 800 East, Washington, District of Columbia, 20005.

Item 29. Management Services.

              Not applicable.

Item 30. Undertakings.

              Not applicable.


Part C

                                   SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 38 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 12th day of November, 2001.


                                            SCHWAB INVESTMENTS
                                            Registrant

                                            Charles R. Schwab*
                                            ---------------------------
                                            Charles R. Schwab, Chairman

              Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 12th day of November, 2001.

Signature                        Title
---------                        -----
Charles R. Schwab*               Chairman, Chief Executive Officer and Trustee
------------------
Charles R. Schwab


John Coghlan*                    President and Trustee
-------------
John Coghlan


Jeremiah H. Chafkin*             Executive Vice President, Chief Operating Officer and Trustee
--------------------
Jeremiah H. Chafkin


Mariann Byerwalter*              Trustee
-------------------
Mariann Byerwalter


Donald F. Dorward*               Trustee
------------------
Donald F. Dorward


William A. Hasler*               Trustee
------------------
William A. Hasler


Robert G. Holmes*                Trustee
-----------------
Robert G. Holmes


Gerald B. Smith*                 Trustee
----------------
Gerald B. Smith


Donald R. Stephens*              Trustee
-------------------
Donald R. Stephens


Michael W. Wilsey*               Trustee
------------------
Michael W. Wilsey


Tai-Chin Tung*                   Treasurer and Principal Financial Officer
--------------
Tai-Chin Tung


*By: /s/Richard W. Grant
     ----------------------------------
     Richard W. Grant, Attorney-in-Fact
         pursuant to Powers of Attorney

                                  EXHIBIT INDEX


EXH. NO.       DOCUMENT


(i)            Opinion of Counsel



(j)            Auditors' consent







Part C